Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q12

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 29
Special Asset Pool	30

Corporate / Other	31
Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans
Citicorp	34
Citi Holdings / Total Citigroup	35
Consumer Loan Delinquency Amounts and Ratios
90+ Days	36
30-89 Days	37
Allowance for Credit Losses
Total Citigroup	38
Consumer and Corporate	39 - 40
Components of Provision for Loan Losses
Citicorp	41
Citi Holdings / Total Citigroup	42
Non-Accrual Assets
Total Citigroup	43
Citicorp	44
Citi Holdings	45

Reconciliation of Non-GAAP Financial Measures	46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q		(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012		2Q12	3Q11	2011	2012	(Decrease)
Total Revenues, Net of Interest Expense	$20,831	$17,174	$19,406	$18,642	$13,951		(25)%	(33)%	$61,179	$51,999	(15)%
Total Operating Expenses	12,460	13,211	12,319	12,134	12,220		1%	(2)%	37,722	36,673	(3)%
Net Credit Losses	4,514	4,108	3,955	3,576	3,979		11%	(12)%	15,930	11,510	(28)%
Credit Reserve Build / (Release)	(1,465)	(1,464)	(1,127)	(991)	(1,468)		(48)%	—	(6,801)	(3,586)	47%
Provision for Unfunded Lending Commitments	43	(4)	(38)	7	(41)		NM	NM	55	(72)	NM
Provision for Benefits & Claims	259	234	229	214	225		5%	(13)%	738	668	(9)%
Provision for Credit Losses and for Benefits and Claims	3,351	2,874	3,019	2,806	2,695		(4)%	(20)%	9,922	8,520	(14)%
Income from Continuing Operations before Income Taxes	5,020	1,089	4,068	3,702	(964)		NM	NM	13,535	6,806	(50)%
Income Taxes (benefits)	1,278	91	1,006	715	(1,488)		NM	NM	3,430	233	(93)%
Income from Continuing Operations	$3,742	$998	$3,062	$2,987	$524		(82)%	(86)%	$10,105	$6,573	(35)%
Income (Loss) from Discontinued Operations, net of Taxes	1	—	(5)	(1)	(31)		NM	NM	112	(37)	NM
Net Income before Attribution of Noncontrolling Interests	3,743	998	3,057	2,986	493		(83)%	(87)%	10,217	6,536	(36)%
Net Income Attributable to Noncontrolling Interests	(28)	42	126	40	25		(38)%	NM	106	191	80%
Citigroup’s Net Income	$3,771	$956	$2,931	$2,946	$468		(84)%	(88)%	$10,111	$6,345	(37)%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$1.23	$0.31	$0.96	$0.95	$0.16		(83)%	(87)%	$3.28	$2.07	(37)%
Citigroup’s Net Income	$1.23	$0.31	$0.95	$0.95	$0.15		(84)%	(88)%	$3.32	$2.06	(38)%
Shares (in millions) (1):
Average Basic	2,910.8	2,915.2	2,926.2	2,926.6	2,926.8		—	1%	2,907.9	2,926.5	1%
Average Diluted	2,998.6	3,003.0	3,014.5	3,015.0	3,015.3		—	1%	2,997.4	3,014.9	1%
Common Shares Outstanding, at period end	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5		—	—

Preferred Dividends - Basic	$4	$9	$4	$9	$4				$17	$17
Preferred Dividends - Diluted	$4	$9	$4	$9	$4				$17	$17

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,696	$930	$2,878	$2,869	$474		(83)%	(87)%	$9,819	$6,217	(37)%
Citigroup’s Net Income	$3,697	$930	$2,873	$2,868	$453		(84)%	(88)%	$9,930	$6,190	(38)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,702	$933	$2,882	$2,873	$475		(83)%	(87)%	$9,832	$6,226	(37)%
Citigroup’s Net Income	$3,703	$933	$2,877	$2,872	$455		(84)%	(88)%	$9,942	$6,200	(38)%

Financial Ratios:
Tier 1 Common Ratio	11.71%	11.80%	12.50%	12.71%	12.7	%*
Tier 1 Capital Ratio	13.45%	13.55%	14.26%	14.46%	13.9	%*
Total Capital Ratio	16.89%	16.99%	17.64%	17.70%	17.1	%*
Leverage Ratio	7.01%	7.19%	7.55%	7.66%	7.4	%*
Return on Average Common Equity	8.4%	2.1%	6.5%	6.5%	1.0	%*
Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,936.0	$1,873.9	$1,944.4	$1,916.5 *	$1,931.3		1%	—
Total Deposits	851.3	865.9	906.0	914.3 *	944.6		3%	11%
Citigroup’s Stockholders’ Equity	177.4	177.8	181.8	183.9 *	186.8		2%	5%
Citigroup Equity and Trust Preferred Securities (included in LT Debt)	193.5	193.9	197.9	199.9 *	197.3		(1)%	2%
Book Value Per Share (1)	$60.56	$60.70	$61.90	$62.61 *	$63.59		2%	5%
Tangible Book Value Per Share (1)	$49.50	$49.74	$50.90	$51.81 *	$52.70		2%	6%

Direct Staff (in thousands)	267	266	263	261	262		—	(2)%

(1)          Tangible book value per share is a non-GAAP financial measure.  See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

*                 Preliminary

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Revenues
Interest revenue	$18,145	$17,795	$17,537	$17,034	$16,934	(1)%	(7)%	$54,886	$51,505	(6)%
Interest expense	6,031	5,712	5,590	5,441	5,021	(8)%	(17)%	18,522	16,052	(13)%
Net interest revenue	12,114	12,083	11,947	11,593	11,913	3%	(2)%	36,364	35,453	(3)%

Commissions and fees	3,043	2,882	3,138	3,079	3,304	7%	9%	9,968	9,521	(4)%
Principal transactions	2,103	(652)	1,931	1,640	976	(40)%	(54)%	7,886	4,547	(42)%
Administrative and other fiduciary fees	945	885	981	1,037	974	(6)%	3%	3,110	2,992	(4)%
Realized gains (losses) on investments	765	69	1,925	273	615	NM	(20)%	1,928	2,813	46%
Other-than temporary impairment losses on investments and other assets (1)	(146)	(230)	(1,305)	(128)	(3,470)	NM	NM	(2,024)	(4,903)	NM
Insurance premiums	658	633	635	621	616	(1)%	(6)%	2,014	1,872	(7)%
Other revenue (2)	1,349	1,504	154	527	(977)	NM	NM	1,933	(296)	NM
Total non-interest revenues	8,717	5,091	7,459	7,049	2,038	(71)%	(77)%	24,815	16,546	(33)%
Total revenues, net of interest expense	20,831	17,174	19,406	18,642	13,951	(25)%	(33)%	61,179	51,999	(15)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	4,514	4,108	3,955	3,576	3,979	11%	(12)%	15,930	11,510	(28)%
Credit reserve build / (release)	(1,465)	(1,464)	(1,127)	(991)	(1,468)	(48)%	—	(6,801)	(3,586)	47%
Provision for loan losses	3,049	2,644	2,828	2,585	2,511	(3)%	(18)%	9,129	7,924	(13)%
Policyholder benefits and claims	259	234	229	214	225	5%	(13)%	738	668	(9)%
Provision for unfunded lending commitments	43	(4)	(38)	7	(41)	NM	NM	55	(72)	NM
Total provisions for credit losses and for benefits and claims	3,351	2,874	3,019	2,806	2,695	(4)%	(20)%	9,922	8,520	(14)%

Operating Expenses
Compensation and benefits	6,223	6,387	6,385	6,127	6,132	—	(1)%	19,301	18,644	(3)%
Premises and Equipment	860	809	799	806	846	5%	(2)%	2,517	2,451	(3)%
Technology / communication expense	1,306	1,338	1,382	1,481	1,465	(1)%	12%	3,795	4,328	14%
Advertising and marketing expense	635	687	503	591	605	2%	(5)%	1,659	1,699	2%
Other operating	3,436	3,990	3,250	3,129	3,172	1%	(8)%	10,450	9,551	(9)%
Total operating expenses	12,460	13,211	12,319	12,134	12,220	1%	(2)%	37,722	36,673	(3)%

Income from Continuing Operations before
Income Taxes	5,020	1,089	4,068	3,702	(964)	NM	NM	13,535	6,806	(50)%
Provision (benefits) for income taxes	1,278	91	1,006	715	(1,488)	NM	NM	3,430	233	(93)%

Income from Continuing Operations	3,742	998	3,062	2,987	524	(82)%	(86)%	10,105	6,573	(35)%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(5)	(15)	(3)	—	(46)			38	(49)
Gain (Loss) on Sale	16	9	(1)	—	—			146	(1)
Provision (benefits) for income taxes	10	(6)	1	1	(15)			72	(13)
Income (Loss) from Discontinued Operations, net of taxes	1	—	(5)	(1)	(31)	NM	NM	112	(37)	NM
Net Income before attribution of
Noncontrolling Interests	3,743	998	3,057	2,986	493	(83)%	(87)%	10,217	6,536	(36)%

Net Income attributable to noncontrolling interests	(28)	42	126	40	25	(38)%	NM	106	191	80%
Citigroup’s Net Income	$3,771	$956	$2,931	$2,946	$468	(84)%	(88)%	$10,111	$6,345	(37)%

(1)     First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to the carrying value of Citi’s investment in Akbank T.A.S.  Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)     Third quarter of 2012 includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% Interest in the MSSB JV to Morgan Stanley.

(3)     Discontinued operations primarily includes:

a)      During the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

b)      The sale of the Egg Credit Card business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q12 Increase
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2011	2011	2012	2012	2012 (1)	2Q12	4Q11
Assets
Cash and due from banks (including segregated cash and other deposits)	$28,950	$28,701	$26,505	$33,927	$33,802	—	18%
Deposits with banks	159,338	155,784	183,949	155,054	170,028	10%	9%
Fed funds sold and securities borr’d or purch under agree. to resell	290,645	275,849	289,057	272,664	277,542	2%	1%
Brokerage receivables	37,992	27,777	39,443	35,340	31,077	(12)%	12%
Trading account assets	320,637	291,734	307,050	310,246	315,201	2%	8%
Investments
Available-for-sale and non-marketable equity securities	273,791	281,930	287,197	294,577	284,531	(3)%	1%
Held-to-maturity	12,866	11,483	10,126	11,349	10,943	(4)%	(5)%
Total Investments	286,657	293,413	297,323	305,926	295,474	(3)%	1%
Loans, net of unearned income
Consumer	424,212	423,340	416,103	409,127	407,752	—	(4)%
Corporate	213,027	223,902	231,919	245,841	250,671	2%	12%
Loans, net of unearned income	637,239	647,242	648,022	654,968	658,423	1%	2%
Allowance for loan losses	(32,052)	(30,115)	(29,020)	(27,611)	(25,916)	6%	14%
Total loans, net	605,187	617,127	619,002	627,357	632,507	1%	2%
Goodwill	25,496	25,413	25,810	25,483	25,932	2%	2%
Intangible assets (other than MSRs)	6,800	6,600	6,413	6,156	5,963	(3)%	(10)%
Mortgage servicing rights (MSRs)	2,852	2,569	2,691	2,117	1,920	(9)%	(25)%
Other assets	171,438	148,911	147,180	142,181	141,873	—	(5)%
Assets related to discontinued operations held for sale	—	—	—	—	27	—	—
Total assets	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	1%	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$103,129	$119,437	$122,305	$120,324	$133,981	11%	12%
Interest-bearing deposits in U.S. offices	218,595	223,851	228,357	233,696	239,574	3%	7%
Total U.S. Deposits	321,724	343,288	350,662	354,020	373,555	6%	9%
Non-interest-bearing deposits in offices outside the U.S.	58,564	57,357	60,691	59,745	63,792	7%	11%
Interest-bearing deposits in offices outside the U.S.	470,993	465,291	494,659	500,543	507,297	1%	9%
Total International Deposits	529,557	522,648	555,350	560,288	571,089	2%	9%

Total deposits	851,281	865,936	906,012	914,308	944,644	3%	9%

Fed funds purch and securities loaned or sold under agree. to repurch.	223,612	198,373	226,008	214,851	224,370	4%	13%
Brokerage payables	56,093	56,696	56,966	59,133	55,376	(6)%	(2)%
Trading account liabilities	148,851	126,082	135,956	128,818	129,990	1%	3%
Short-term borrowings	65,818	54,441	55,611	58,698	49,164	(16)%	(10)%
Long-term debt	333,824	323,505	311,079	288,334	271,862	(6)%	(16)%
Other liabilities (2)	77,171	69,272	69,068	66,470	67,202	1%	(3)%
Liabilities related to discontinued operations held for sale	—	—	—	—	—	—	—
Total liabilities	$1,756,650	$1,694,305	$1,760,700	$1,730,612	$1,742,608	1%	3%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	—	—
Common Stock	29	29	29	29	29	—	—
Additional paid-in capital	105,562	105,804	105,787	105,962	106,203	—	—
Retained earnings	89,602	90,520	93,310	96,216	96,650	—	7%
Treasury stock	(1,089)	(1,071)	(883)	(859)	(851)	1%	21%
Accumulated other comprehensive income (loss)	(17,044)	(17,788)	(16,735)	(17,749)	(15,566)	12%	12%
Total Common Equity	$177,060	$177,494	$181,508	$183,599	$186,465	2%	5%

Total Citigroup stockholders’ equity	$177,372	$177,806	$181,820	$183,911	$186,777	2%	5%
Noncontrolling interests	1,970	1,767	1,903	1,928	1,961	2%	11%
Total equity	179,342	179,573	183,723	185,839	188,738	2%	5%
Total liabilities and equity	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	1%	3%

(1)              Preliminary

(2)              Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,139 million for the third quarter of 2011, $1,136 million for the fourth quarter of 2011, $1,097 million for the first quarter of 2012, $1,104 million for the second quarter of 2012 and $1,063 million for the third quarter of 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,100	$5,167	$5,198	$5,135	$5,402	5%	6%	$14,992	$15,735	5%
EMEA	379	348	378	366	381	4%	1%	1,210	1,125	(7)%
Latin America	2,417	2,350	2,441	2,322	2,419	4%	—	7,119	7,182	1%
Asia	2,067	2,020	1,997	1,948	1,978	2%	(4)%	5,989	5,923	(1)%
Total	9,963	9,885	10,014	9,771	10,180	4%	2%	29,310	29,965	2%

Securities and Banking
North America	2,445	660	1,348	1,926	1,439	(25)%	(41)%	6,898	4,713	(32)%
EMEA	2,299	1,219	1,954	1,609	1,511	(6)%	(34)%	6,002	5,074	(15)%
Latin America	521	579	755	757	802	6%	54%	1,791	2,314	29%
Asia	1,460	736	1,218	1,113	1,018	(9)%	(30)%	3,538	3,349	(5)%
Total	6,725	3,194	5,275	5,405	4,770	(12)%	(29)%	18,229	15,450	(15)%
Transaction Services
North America	620	605	641	665	623	(6)%	—	1,839	1,929	5%
EMEA	893	858	894	930	867	(7)%	(3)%	2,628	2,691	2%
Latin America	444	413	451	455	447	(2)%	1%	1,300	1,353	4%
Asia	759	748	757	757	721	(5)%	(5)%	2,188	2,235	2%
Total	2,716	2,624	2,743	2,807	2,658	(5)%	(2)%	7,955	8,208	3%

Total Citicorp	19,404	15,703	18,032	17,983	17,608	(2)%	(9)%	55,494	53,623	—

Corporate / Other	300	383	500	(265)	33	NM	(89)%	502	268	(47)%

Total Citicorp & Corp / Other	19,704	16,086	18,532	17,718	17,641	—	(10)%	55,996	53,891	—

CITI HOLDINGS

Brokerage and Asset Management	55	43	(46)	87	(4,804)	NM	NM	239	(4,763)	NM
Local Consumer Lending	1,299	1,279	1,326	931	1,104	19%	(15)%	4,163	3,361	(19)%
Special Asset Pool	(227)	(234)	(406)	(94)	10	NM	NM	781	(490)	NM
Total Citi Holdings	1,127	1,088	874	924	(3,690)	NM	NM	5,183	(1,892)	NM

Total Citigroup - Net Revenues	20,831	17,174	19,406	18,642	13,951	(25)%	(33)%	61,179	51,999	(15)%

Credit valuation adjustment (CVA) on derivatives (excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup's fair value option debt (*)	1,938	(40)	(1,288)	219	(776)	NM	NM	1,846	(1,845)	NM

Total Citigroup - Net Revenues - Excluding DVA/CVA	$18,893	$17,214	$20,694	$18,423	$14,727	(20)%	(22)%	$59,333	$53,844	(9)%

(*)              Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,103	$944	$1,317	$1,196	$1,300	9%	18%	$3,151	$3,813	21%
EMEA	9	(4)	(7)	17	10	(41)%	11%	99	20	(80)%
Latin America	339	370	375	329	405	23%	19%	1,208	1,109	(8)%
Asia	562	410	503	448	449	—	(20)%	1,494	1,400	(6)%
Total	2,013	1,720	2,188	1,990	2,164	9%	8%	5,952	6,342	7%

Securities and Banking
North America	674	(441)	128	488	232	(52)%	(66)%	1,485	848	(43)%
EMEA	735	160	512	365	346	(5)%	(53)%	1,840	1,223	(34)%
Latin America	207	198	342	325	363	12%	75%	776	1,030	33%
Asia	526	(51)	307	250	190	(24)%	(64)%	946	747	(21)%
Total	2,142	(134)	1,289	1,428	1,131	(21)%	(47)%	5,047	3,848	(24)%
Transaction Services
North America	112	68	126	124	120	(3)%	7%	347	370	7%
EMEA	286	283	315	332	283	(15)%	(1)%	847	930	10%
Latin America	168	139	178	185	157	(15)%	(7)%	500	520	4%
Asia	316	277	302	274	286	4%	(9)%	888	862	(3)%
Total	882	767	921	915	846	(8)%	(4)%	2,582	2,682	4%

Total Citicorp	5,037	2,353	4,398	4,333	4,141	(4)%	(18)%	13,581	12,872	(5)%

Corporate / Other	(74)	(41)	(312)	(427)	(55)	87%	26%	(687)	(794)	(16)%

Total Citicorp & Corp / Other	4,963	2,312	4,086	3,906	4,086	5%	(18)%	12,894	12,078	(6)%

CITI HOLDINGS
Brokerage and Asset Management	(83)	(93)	(136)	(24)	(3,018)	NM	NM	(193)	(3,178)	NM
Local Consumer Lending	(1,011)	(1,204)	(633)	(821)	(694)	15%	31%	(3,209)	(2,148)	33%
Special Asset Pool	(127)	(17)	(255)	(74)	150	NM	NM	613	(179)	NM
Total Citi Holdings	(1,221)	(1,314)	(1,024)	(919)	(3,562)	NM	NM	(2,789)	(5,505)	(97)%

Income From Continuing Operations	3,742	998	3,062	2,987	524	(82)%	(86)%	10,105	6,573	(35)%
Discontinued Operations	1	—	(5)	(1)	(31)	NM	NM	112	(37)	NM

Net Income Attributable to Noncontrolling Minority Interests	(28)	42	126	40	25	(38)%	NM	106	191	80%

Citigroup’s Net Income	$3,771	$956	$2,931	$2,946	$468	(84)%	(88)%	$10,111	$6,345	(37)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$11,363	$11,153	$11,233	$11,033	$11,381	3%	—	$33,585	$33,647	—
Non-interest revenue	8,041	4,550	6,799	6,950	6,227	(10)%	(23)%	21,909	19,976	(9)%
Total revenues, net of interest expense	19,404	15,703	18,032	17,983	17,608	(2)%	(9)%	55,494	53,623	(3)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,632	2,595	2,220	2,246	2,173	(3)%	(17)%	8,864	6,639	(25)%
Credit reserve build / (release)	(932)	(851)	(576)	(741)	(671)	9%	28%	(4,134)	(1,988)	52%
Provision for loan losses	1,700	1,744	1,644	1,505	1,502	—	(12)%	4,730	4,651	(2)%
Provision for benefits & claims	56	45	58	50	65	30%	16%	147	173	18%
Provision for unfunded lending commitments	45	48	(12)	26	(25)	NM	NM	44	(11)	NM
Total provisions for credit losses and for benefits and claims	1,801	1,837	1,690	1,581	1,542	(2)%	(14)%	4,921	4,813	(2)%

Total operating expenses	10,427	10,844	10,305	10,300	10,266	—	(2)%	31,332	30,871	(1)%

Income from Continuing Operations before Income Taxes	7,176	3,022	6,037	6,102	5,800	(5)%	(19)%	19,241	17,939	(7)%
Provision for income taxes	2,139	669	1,639	1,769	1,659	(6)%	(22)%	5,660	5,067	(10)%

Income from Continuing Operations	5,037	2,353	4,398	4,333	4,141	(4)%	(18)%	13,581	12,872	(5)%
Net Income (loss) attributable to noncontrolling interests	6	27	61	30	17	(43)%	NM	29	108	NM
Citicorp’s Net Income	$5,031	$2,326	$4,337	$4,303	$4,124	(4)%	(18)%	$13,552	$12,764	(6)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,406	$1,365	$1,424	$1,436	$1,458	2%	4%
Average Assets	$1,423	$1,390	$1,400	$1,429	$1,432	—	1%	$1,404	$1,420	1%
Return on Assets	1.40%	0.66%	1.25%	1.21%	1.15%			1.29%	1.20%
Total EOP Loans	$483	$507	$514	$527	$537	2%	11%
Total EOP Deposits	$779	$799	$839	$845	$875	4%	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$7,515	$7,425	$7,373	$7,197	$7,395	3%	(2)%	$22,258	$21,965	(1)%
Non-Interest Revenue	2,448	2,460	2,641	2,574	2,785	8%	14%	7,052	8,000	13%
Total Revenues, Net of Interest Expense	9,963	9,885	10,014	9,771	10,180	4%	2%	29,310	29,965	2%
Total Operating Expenses	5,382	5,578	5,210	5,313	5,389	1%	—	15,830	15,912	1%
Net Credit Losses	2,545	2,423	2,278	2,124	2,030	(4)%	(20)%	8,417	6,432	(24)%
Credit Reserve Build / (Release)	(964)	(713)	(734)	(728)	(522)	28%	46%	(3,716)	(1,984)	47%
Provision for Unfunded Lending Commitments	—	—	(1)	—	1	—	—	3	—	(100)%
Provision for Benefits & Claims	56	45	58	50	65	30%	16%	147	173	18%
Provision for Loan Losses and for Benefits and Claims	1,637	1,755	1,601	1,446	1,574	9%	(4)%	4,851	4,621	(5)%
Income from Continuing Operations before Taxes	2,944	2,552	3,203	3,012	3,217	7%	9%	8,629	9,432	9%
Income Taxes	931	832	1,015	1,022	1,053	3%	13%	2,677	3,090	15%
Income from Continuing Operations	2,013	1,720	2,188	1,990	2,164	9%	8%	5,952	6,342	7%
Net Income (loss) Attributable to Noncontrolling Interests	1	(2)	1	(1)	3	NM	NM	2	3	50%
Net Income	$2,012	$1,722	$2,187	$1,991	$2,161	9%	7%	$5,950	$6,339	7%
Average Assets (in billions of dollars)	$380	$380	$384	$381	$388	2%	2%	$375	$384	2%
Return on Assets	2.10%	1.80%	2.29%	2.10%	2.22%			2.12%	2.21%

Net Credit Losses as a % of Average Loans	3.64%	3.44%	3.19%	3.02%	2.83%

Revenue by Business
Retail Banking	$4,173	$4,148	$4,518	$4,394	$4,597	5%	10%	$12,250	$13,509	10%
Cards (1)	5,790	5,737	5,496	5,377	5,583	4%	(4)%	17,060	16,456	(4)%
Total	$9,963	$9,885	$10,014	$9,771	$10,180	4%	2%	$29,310	$29,965	2%

Net Credit Losses by Business
Retail Banking	$298	$309	$282	$276	$325	18%	9%	$881	$883	—
Cards (1)	2,247	2,114	1,996	1,848	1,705	(8)%	(24)%	7,536	5,549	(26)%
Total	$2,545	$2,423	$2,278	$2,124	$2,030	(4)%	(20)%	$8,417	$6,432	(24)%

Income (loss) from Continuing Operations by Business
Retail Banking	$628	$585	$812	$788	$789	—	26%	$1,938	$2,389	23%
Cards (1)	1,385	1,135	1,376	1,202	1,375	14%	(1)%	4,014	3,953	(2)%
Total	$2,013	$1,720	$2,188	$1,990	$2,164	9%	8%	$5,952	$6,342	7%

Constant $:
Total Revenue - as Reported	$9,963	$9,885	$10,014	$9,771	$10,180	4%	2%	$29,310	$29,965	2%
Impact of FX Translation (2)	(217)	(10)	(129)	52	—			(735)	—
Total Revenues - Constant $ (3)	$9,746	$9,875	$9,885	$9,823	$10,180	4%	4%	$28,507	$29,965	5%

Total Operating Expenses - as Reported	$5,382	$5,578	$5,210	$5,313	$5,389	1%	—	$15,830	$15,912	1%
Impact of FX Translation (2)	(145)	(24)	(79)	24	—			(478)	—
Total Operating Expenses - Constant $ (3)	$5,237	$5,554	$5,131	$5,337	$5,389	1%	3%	$15,298	$15,912	4%

Total Provisions for LLR & PBC - as Reported	$1,637	$1,755	$1,601	$1,446	$1,574	9%	(4)%	$4,851	$4,621	(5)%
Impact of FX Translation (2)	(51)	(17)	(40)	9	—			(141)	—
Total Provisions for LLR & PBC - Constant $ (3)	$1,586	$1,738	$1,561	$1,455	$1,574	8%	(1)%	$4,692	$4,621	(2)%

(1)   Includes both Citi-Branded Cards and Citi Retail Services.

(2)   Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(3)   Constant $ excludes the impact of FX translation for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	4,192	4,204	4,150	4,080	4,069	—	(3)%
Accounts (in millions)	62.4	62.3	64.1	65.2	65.3	—	5%
Average Deposits	$315.4	$313.2	$318.6	$317.5	$324.1	2%	3%
Investment Sales	$19.7	$16.4	$21.6	$19.4	$23.5	21%	19%
Investment AUMs	$128.6	$131.2	$143.1	$139.6	$149.9	7%	17%
Average Loans	$129.2	$131.4	$139.3	$138.5	$141.1	2%	9%
EOP Loans:
Real Estate Lending	$67.1	$70.8	$73.8	$72.4	$74.9	3%	12%
Commercial Markets	36.3	36.4	38.1	38.3	38.7	1%	7%
Personal and Other	24.5	26.8	28.1	28.3	29.6	5%	21%
EOP Loans	$127.9	$134.0	$140.0	$139.0	$143.2	3%	12%

Net Interest Revenue (in millions) (1)	$2,724	$2,707	$2,746	$2,682	$2,710	1%	(1)%
As a % of Average Loans	8.36%	8.17%	7.93%	7.79%	7.64%

Net Credit Losses (in millions)	$298	$309	$282	$276	$325	18%	9%
As a % of Average Loans	0.92%	0.93%	0.81%	0.80%	0.92%
Loans 90+ Days Past Due (in millions) (2)	$794	$769	$843	$869	$882	1%	11%
As a % of EOP Loans	0.63%	0.58%	0.61%	0.63%	0.62%
Loans 30-89 Days Past Due (in millions) (2)	$977	$1,040	$1,032	$1,049	$1,154	10%	18%
As a % of EOP Loans	0.77%	0.78%	0.74%	0.76%	0.81%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	137.1	137.6	135.0	134.1	133.8	—	(2)%
Purchase Sales	$89.8	$95.2	$85.4	$90.5	$90.0	(1)%	—

Average Loans (in billions) (3)	$148.5	$148.4	$148.3	$144.1	$144.5	—	(3)%
EOP Loans (in billions) (3)	$147.5	$153.4	$146.2	$145.4	$145.9	—	(1)%
Average Yield (4)	14.18%	14.00%	14.04%	13.86%	13.87%
Net Interest Revenue (5)	$4,791	$4,718	$4,627	$4,515	$4,685	4%	(2)%
As a % of Average Loans (5)	12.80%	12.61%	12.55%	12.60%	12.90%
Net Credit Losses	$2,247	$2,114	$1,996	$1,848	$1,705	(8)%	(24)%
As a % of Average Loans	6.00%	5.65%	5.41%	5.16%	4.69%
Net Credit Margin (6)	$3,525	$3,610	$3,487	$3,510	$3,859	10%	9%
As a % of Average Loans (6)	9.42%	9.65%	9.46%	9.80%	10.62%
Loans 90+ Days Past Due	$2,622	$2,637	$2,499	$2,221	$2,142	(4)%	(18)%
As a % of EOP Loans	1.78%	1.72%	1.71%	1.53%	1.47%
Loans 30-89 Days Past Due	$3,072	$3,032	$2,694	$2,400	$2,385	(1)%	(22)%
As a % of EOP Loans	2.08%	1.98%	1.84%	1.65%	1.63%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S.government-sponsored agencies.   See Note 1 on North America Regional Consumer Banking on page 10.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$4,268	$4,249	$4,125	$4,035	$4,183	4%	(2)%	$12,666	$12,343	(3)%
Non-Interest Revenue	832	918	1,073	1,100	1,219	11%	47%	2,326	3,392	46%
Total Revenues, Net of Interest Expense	5,100	5,167	5,198	5,135	5,402	5%	6%	14,992	15,735	5%
Total Operating Expenses	2,409	2,672	2,341	2,451	2,465	1%	2%	7,018	7,257	3%
Net Credit Losses	1,854	1,739	1,629	1,511	1,351	(11)%	(27)%	6,362	4,491	(29)%
Credit Reserve Build / (Release)	(955)	(785)	(841)	(814)	(519)	36%	46%	(3,396)	(2,174)	36%
Provision for Unfunded Lending Commitments	(1)	1	—	—	1	—	NM	(2)	1	NM
Provision for Benefits & Claims	18	13	14	19	19	—	6%	49	52	6%
Provision for Loan Losses and for Benefits and Claims	916	968	802	716	852	19%	(7)%	3,013	2,370	(21)%
Income from Continuing Operations before Taxes	1,775	1,527	2,055	1,968	2,085	6%	17%	4,961	6,108	23%
Income Taxes (benefits)	672	583	738	772	785	2%	17%	1,810	2,295	27%
Income from Continuing Operations	1,103	944	1,317	1,196	1,300	9%	18%	3,151	3,813	21%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	1	—	—	—	1	—
Net Income	$1,103	$944	$1,317	$1,196	$1,299	9%	18%	$3,151	$3,812	21%
Average Assets (in billions of dollars)	$167	$170	$169	$171	$173	1%	4%	$163	$171	5%
Return on Assets	2.62%	2.20%	3.13%	2.81%	2.99%			2.58%	2.98%

Net Credit Losses as a % of Average Loans	4.99%	4.60%	4.32%	4.07%	3.60%

Revenue by Business
Retail Banking	$1,282	$1,392	$1,628	$1,647	$1,736	5%	35%	$3,721	$5,011	35%
Citi-Branded Cards	2,192	2,161	2,068	2,010	2,111	5%	(4)%	6,569	6,189	(6)%
Citi Retail Services	1,626	1,614	1,502	1,478	1,555	5%	(4)%	4,702	4,535	(4)%
Total	$5,100	$5,167	$5,198	$5,135	$5,402	5%	6%	$14,992	$15,735	5%

Net Credit Losses by Business
Retail Banking	$65	$70	$62	$62	$72	16%	11%	$232	$196	(16)%
Citi-Branded Cards	1,099	986	902	840	745	(11)%	(32)%	3,682	2,487	(32)%
Citi Retail Services	690	683	665	609	534	(12)%	(23)%	2,448	1,808	(26)%
Total	$1,854	$1,739	$1,629	$1,511	$1,351	(11)%	(27)%	$6,362	$4,491	(29)%

Income (loss) from Continuing Operations by Business
Retail Banking	$118	$164	$331	$335	$340	1%	NM	$299	$1,006	NM
Citi-Branded Cards	577	501	607	428	571	33%	(1)%	1,650	1,606	(3)%
Citi Retail Services	408	279	379	433	389	(10)%	(5)%	1,202	1,201	—
Total	$1,103	$944	$1,317	$1,196	$1,300	9%	18%	$3,151	$3,813	21%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,005	1,016	1,020	1,015	1,017	—	1%
Accounts (in millions)	12.9	12.7	12.5	12.5	12.5	—	(3)%
Investment Sales	$2.6	$2.2	$2.4	$2.4	$2.8	17%	8%
Investment AUMs	$28.3	$29.4	$31.1	$28.9	$29.9	3%	6%

Average Deposits	$145.4	$147.0	$149.2	$151.4	$154.3	2%	6%

Average Loans	$35.2	$37.3	$40.5	$41.1	$41.3	—	17%

EOP Loans:
Real Estate Lending	$29.0	$31.4	$32.6	$32.6	$33.0	1%	14%
Commercial Markets	6.3	6.4	6.9	7.2	7.4	3%	17%
Personal and Other	1.2	1.1	1.1	1.1	1.1	—	—
Total EOP Loans	$36.5	$38.9	$40.6	$40.9	$41.5	1%	14%

Mortgage Originations	$17.0	$21.1	$14.3	$12.9	$14.5	12%	(15)%

Third Party Mortgage Servicing Portfolio (EOP)	$196.6	$197.9	$196.7	$190.8	$184.9	(3)%	(6)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$186.5	$295.0	$532.6	$637.0	$684.2	7%	NM

Net Interest Revenue on Loans (in millions)	$179	$181	$193	$200	$221	11%	23%
As a % of Avg. Loans	2.02%	1.93%	1.92%	1.96%	2.13%
Net Credit Losses (in millions)	$65	$70	$62	$62	$72	16%	11%
As a % of Avg. Loans	0.73%	0.74%	0.62%	0.61%	0.69%
Loans 90+ Days Past Due (in millions) (1)	$232	$235	$260	$294	$291	(1)%	25%
As a % of EOP Loans	0.66%	0.63%	0.66%	0.74%	0.72%
Loans 30-89 Days Past Due (in millions) (1)	$218	$213	$183	$215	$230	7%	6%
As a % of EOP Loans	0.62%	0.57%	0.47%	0.54%	0.57%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $512 million and ($1.3 billion), $611 mlllion and ($1.3 billion), $718 mlllion and ($1.3 billion), $748 mlllion and ($1.2 billion) and $738 mlllion and ($1.2 billion) as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $102 million and ($1.3 billion), $121 million and ($1.3 billion), $121 million and ($1.3 billion), $124 million and ($1.2 billion) and $122 million and ($1.2 billion) as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	22.2	22.6	22.7	22.9	23.1	1%	4%
Purchase Sales (in billions)	$40.5	$42.1	$38.2	$40.8	$40.3	(1)%	—

Average Loans (in billions) (1)	$74.0	$74.4	$73.5	$71.7	$71.5	—	(3)%

EOP Loans (in billions) (1)	$75.1	$77.2	$72.7	$72.7	$72.2	(1)%	(4)%

Average Yield (2)	10.35%	10.13%	10.19%	9.96%	9.94%
Net Interest Revenue (3)	$1,760	$1,731	$1,692	$1,631	$1,688	3%	(4)%
As a % of Avg. Loans (3)	9.44%	9.23%	9.26%	9.15%	9.39%
Net Credit Losses	$1,099	$986	$902	$840	$745	(11)%	(32)%
As a % of Average Loans	5.89%	5.26%	4.94%	4.71%	4.15%
Net Credit Margin (4)	$1,086	$1,170	$1,163	$1,164	$1,358	17%	25%
As a % of Avg. Loans (4)	5.82%	6.24%	6.36%	6.53%	7.56%
Loans 90+ Days Past Due	$1,063	$1,016	$982	$830	$760	(8)%	(29)%
As a % of EOP Loans	1.42%	1.32%	1.35%	1.14%	1.05%
Loans 30-89 Days Past Due	$1,106	$1,078	$887	$744	$744	—	(33)%
As a % of EOP Loans	1.47%	1.40%	1.22%	1.02%	1.03%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	83.6	83.6	80.9	79.9	79.3	(1)%	(5)%
Purchase Sales (in billions)	$17.7	$20.5	$15.5	$18.1	$17.5	(3)%	(1)%

Average Loans (in billions) (1)	$38.1	$38.3	$37.6	$36.5	$36.5	—	(4)%
EOP Loans (in billions) (1)	$37.9	$39.9	$36.7	$36.6	$36.6	—	(3)%

Average Yield (2)	18.38%	18.02%	18.19%	18.14%	18.26%
Net Interest Revenue (3)	$1,650	$1,638	$1,577	$1,557	$1,647	6%	—
As a % of Avg. Loans (3)	17.18%	16.97%	16.87%	17.16%	17.95%
Net Credit Losses	$690	$683	$665	$609	$534	(12)%	(23)%
As a % of Average Loans	7.19%	7.08%	7.11%	6.71%	5.82%
Net Credit Margin (4)	$925	$923	$827	$856	$1,010	18%	9%
As a % of Avg. Loans (4)	9.63%	9.56%	8.85%	9.43%	11.01%
Loans 90+ Days Past Due	$902	$951	$845	$721	$716	(1)%	(21)%
As a % of EOP Loans	2.38%	2.38%	2.30%	1.97%	1.96%
Loans 30-89 Days Past Due	$1,205	$1,175	$995	$852	$823	(3)%	(32)%
As a % of EOP Loans	3.18%	2.94%	2.71%	2.33%	2.25%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Average yield is gross interest revenue earned divided by average loans.

(3)          Net interest revenue includes certain fees that are recorded as interest revenue.

(4)          Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Net Interest Revenue	$233	$224	$262	$256	$257	—	10%	$723	$775	7%
Non-Interest Revenue	146	124	116	110	124	13%	(15)%	487	350	(28)%
Total Revenues, Net of Interest Expense	379	348	378	366	381	4%	1%	1,210	1,125	(7)%
Total Operating Expenses	344	326	359	338	335	(1)%	(3)%	1,017	1,032	1%
Net Credit Losses	49	28	29	14	29	NM	(41)%	144	72	(50)%
Credit Reserve Build / (Release)	(32)	3	(5)	(13)	2	NM	NM	(121)	(16)	87%
Provision for Unfunded Lending Commitments	1	(1)	(1)	—	—	—	(100)%	5	(1)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	18	30	23	1	31	NM	72%	28	55	96%
Income (loss) from Continuing Operations before Taxes	17	(8)	(4)	27	15	(44)%	(12)%	165	38	(77)%
Income Taxes (benefits)	8	(4)	3	10	5	(50)%	(38)%	66	18	(73)%
Income from Continuing Operations	9	(4)	(7)	17	10	(41)%	11%	99	20	(80)%
Net Income (loss) Attributable to Noncontrolling Interests	1	(3)	1	1	2	100%	100%	3	4	33%
Net Income	$8	$(1)	$(8)	$16	$8	(50)%	—	$96	$16	(83)%
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	—	(10)%	$10	$9	(10)%
Return on Assets	0.32%	(0.04)%	(0.36)%	0.72%	0.35%			1.28%	0.24%

Net Credit Losses as a % of Average Loans	2.70%	1.59%	1.62%	0.75%	1.54%

Revenue by Business
Retail Banking	$215	$199	$222	$214	$223	4%	4%	$691	$659	(5)%
Citi-Branded Cards	164	149	156	152	158	4%	(4)%	519	466	(10)%
Total	$379	$348	$378	$366	$381	4%	1%	$1,210	$1,125	(7)%

Net Credit Losses by Business
Retail Banking	$29	$12	$12	$7	$12	71%	(59)%	$75	$31	(59)%
Citi-Branded Cards	20	16	17	7	17	NM	(15)%	69	41	(41)%
Total	$49	$28	$29	$14	$29	NM	(41)%	$144	$72	(50)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(21)	$(18)	$(21)	$(7)	$(12)	(71)%	43%	$(19)	$(40)	NM
Citi-Branded Cards	30	14	14	24	22	(8)%	(27)%	118	60	(49)%
Total	$9	$(4)	$(7)	$17	$10	(41)%	11%	$99	$20	(80)%

Constant $:
Total Revenue - as Reported	$379	$348	$378	$366	$381	4%	1%	$1,210	$1,125	(7)%
Impact of FX Translation (1)	(23)	(3)	(12)	1	—			(80)	—
Total Revenues - Constant $ (2)	$356	$345	$366	$367	$381	4%	7%	$1,130	$1,125	—

Total Operating Expenses - as Reported	$344	$326	$359	$338	$335	(1)%	(3)%	$1,017	$1,032	1%
Impact of FX Translation (1)	(20)	(3)	(12)	1	—			(67)	—
Total Operating Expenses - Constant $ (2)	$324	$323	$347	$339	$335	(1)%	3%	$950	$1,032	9%

Total Provisions for LLR & PBC - as Reported	$18	$30	$23	$1	$31	NM	72%	$28	$55	96%
Impact of FX Translation (1)	(1)	—	—	—	—			(1)	—
Total Provisions for LLR & PBC - Constant $ (2)	$17	$30	$23	$1	$31	NM	82%	$27	$55	NM

(1)  Reflects the impact of Foreign Exchange Translation into Y.S. Dollars at the current Exchange Rate for all periods presented.

(2)  Constant $ excludes the impact of FX translation for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	299	296	286	240	234	(3)%	(22)%
Accounts (in millions)	4.0	4.0	4.0	4.0	3.9	(3)%	(3)%
Average Deposits	$12.4	$12.0	$12.5	$12.4	$12.7	2%	2%
Investment Sales	$1.0	$0.8	$1.0	$0.8	$1.1	38%	10%
Investment AUMs	$4.8	$4.7	$5.3	$5.0	$5.4	8%	13%
Average Loans	$4.4	$4.3	$4.4	$4.7	$4.7	—	7%
EOP Loans:
Real Estate Lending	$0.2	$0.2	$0.2	$0.2	$0.3	50%	50%
Commercial Markets	1.8	1.7	1.8	1.9	2.1	11%	17%
Personal and Other	2.3	2.3	2.5	2.5	2.5	—	9%
Total EOP Loans	$4.3	$4.2	$4.5	$4.6	$4.9	7%	14%

Net Interest Revenue (in millions) (1)	$118	$117	$145	$143	$143	—	21%
As a % of Average Loans (1)	10.64%	10.79%	13.25%	12.24%	12.10%
Net Credit Losses (in millions)	$29	$12	$12	$7	$12	71%	(59)%
As a % of Average Loans	2.61%	1.11%	1.10%	0.60%	1.02%
Loans 90+ Days Past Due (in millions)	$65	$59	$62	$49	$50	2%	(23)%
As a % of EOP Loans	1.51%	1.40%	1.38%	1.07%	1.02%
Loans 30-89 Days Past Due (in millions)	$107	$94	$92	$78	$79	1%	(26)%
As a % of EOP Loans	2.49%	2.24%	2.04%	1.70%	1.61%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.6	2.6	2.6	2.6	2.5	(4)%	(4)%
Purchase Sales	$2.6	$2.7	$2.7	$2.8	$2.8	—	8%
Average Loans (2)	$2.8	$2.7	$2.8	$2.8	$2.8	—	—
EOP Loans (2)	$2.7	$2.7	$2.9	$2.8	$2.9	4%	7%
Average Yield (3)	20.14%	19.81%	19.71%	19.17%	19.24%

Net Interest Revenue (in millions) (4)	$115	$107	$117	$113	$114	1%	(1)%
As a % of Avg. Loans (4)	16.29%	15.72%	16.81%	16.23%	16.20%
Net Credit Losses (in millions)	$20	$16	$17	$7	$17	NM	(15)%
As a % of Average Loans	2.83%	2.35%	2.44%	1.01%	2.42%
Net Credit Margin (in millions) (5)	$144	$133	$139	$145	$141	(3)%	(2)%
As a % of Avg. Loans (5)	20.40%	19.54%	19.97%	20.83%	20.03%
Loans 90+ Days Past Due (in millions)	$47	$44	$43	$43	$45	5%	(4)%
As a % of EOP Loans	1.74%	1.63%	1.48%	1.54%	1.55%
Loans 30-89 Days Past Due (in millions)	$63	$59	$65	$61	$68	11%	8%
As a % of EOP Loans	2.33%	2.19%	2.24%	2.18%	2.34%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average yield is gross interest revenue earned divided by average loans.

(4)   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,654	$1,620	$1,659	$1,624	$1,687	4%	2%	$4,836	$4,970	3%
Non-Interest Revenue	763	730	782	698	732	5%	(4)%	2,283	2,212	(3)%
Total Revenues, Net of Interest Expense	2,417	2,350	2,441	2,322	2,419	4%	—	7,119	7,182	1%
Total Operating Expenses	1,487	1,408	1,364	1,363	1,387	2%	(7)%	4,348	4,114	(5)%
Net Credit Losses	406	446	430	400	433	8%	7%	1,238	1,263	2%
Credit Reserve Build / (Release)	63	38	113	120	29	(76)%	(54)%	(105)	262	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	38	32	44	31	46	48%	21%	98	121	23%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	507	516	587	551	508	(8)%	—	1,231	1,646	34%
Income from Continuing Operations before Taxes	423	426	490	408	524	28%	24%	1,540	1,422	(8)%
Income Taxes	84	56	115	79	119	51%	42%	332	313	(6)%
Income from Continuing Operations	339	370	375	329	405	23%	19%	1,208	1,109	(8)%
Net Income (loss) Attributable to Noncontrolling Interests	—	1	—	(2)	—	100%	—	(1)	(2)	(100)%
Net Income	$339	$369	$375	$331	$405	22%	19%	$1,209	$1,111	(8)%
Average Assets (in billions of dollars)	$80	$78	$81	$78	$79	1%	(1)%	$80	$79	—
Return on Assets	1.68%	1.88%	1.86%	1.71%	2.04%			2.02%	1.88%

Net Credit Losses as a % of Average Loans	4.43%	4.87%	4.31%	4.15%	4.25%

Revenue by Business
Retail Banking	$1,394	$1,343	$1,448	$1,378	$1,452	5%	4%	$4,125	$4,278	4%
Citi-Branded Cards	1,023	1,007	993	944	967	2%	(5)%	2,994	2,904	(3)%
Total	$2,417	$2,350	$2,441	$2,322	$2,419	4%	—	$7,119	$7,182	1%

Net Credit Losses by Business
Retail Banking	$113	$142	$143	$135	$160	19%	42%	$333	$438	32%
Citi-Branded Cards	293	304	287	265	273	3%	(7)%	905	825	(9)%
Total	$406	$446	$430	$400	$433	8%	7%	$1,238	$1,263	—

Income (loss) from Continuing Operations by Business
Retail Banking	$169	$202	$202	$223	$214	(4)%	27%	$700	$639	(9)%
Citi-Branded Cards	170	168	173	106	191	80%	12%	508	470	(7)%
Total	$339	$370	$375	$329	$405	23%	19%	$1,208	$1,109	(8)%

Constant $:
Total Revenue - as Reported	$2,417	$2,350	$2,441	$2,322	$2,419	4%	—	$7,119	$7,182	1%
Impact of FX Translation (1)	(151)	(13)	(99)	30	—			(536)	—
Total Revenues - Constant $ (2)	$2,266	$2,337	$2,342	$2,352	$2,419	3%	7%	$6,583	$7,182	9%

Total Operating Expenses - as Reported	$1,487	$1,408	$1,364	$1,363	$1,387	2%	(7)%	$4,348	$4,114	(5)%
Impact of FX Translation (1)	(101)	(22)	(58)	11	—			(346)	—
Total Operating Expenses - Constant $ (2)	$1,386	$1,386	$1,306	$1,374	$1,387	1%	—	$4,002	$4,114	3%

Total Provisions for LLR & PBC - as Reported	$507	$516	$587	$551	$508	(8)%	—	$1,231	$1,646	34%
Impact of FX Translation (1)	(47)	(19)	(38)	4	—			(130)	—
Total Provisions for LLR & PBC - Constant $ (2)	$460	$497	$549	$555	$508	(8)%	10%	$1,101	$1,646	50%

(1)  Reflects the impact of Foreign Exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2) Constant $ excludes the impact of FX translation for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,215	2,221	2,201	2,198	2,200	—	(1)%
Accounts (in millions)	28.8	29.2	31.1	31.9	32.1	1%	11%
Average Deposits	$45.5	$44.4	$46.0	$44.0	$44.6	1%	—
Investment Sales	$7.6	$7.4	$9.8	$9.2	$10.4	13%	37%
Investment AUMs	$50.5	$51.9	$58.8	$58.3	$64.8	11%	28%
Average Loans	$22.6	$22.7	$25.7	$25.2	$26.6	6%	18%
EOP Loans:
Real Estate Lending	$4.3	$4.4	$5.1	$4.9	$5.3	8%	23%
Commercial Markets	10.7	10.9	11.7	11.6	12.3	6%	15%
Personal and Other	6.6	8.3	9.3	9.4	9.9	5%	50%
Total EOP Loans	$21.6	$23.6	$26.1	$25.9	$27.5	6%	27%

Net Interest Revenue (in millions) (1)	$906	$890	$938	$917	$958	4%	6%
As a % of Average Loans (1)	15.90%	15.55%	14.68%	14.64%	14.33%
Net Credit Losses (in millions)	$113	$142	$143	$135	$160	19%	42%
As a % of Average Loans	1.98%	2.48%	2.24%	2.15%	2.39%
Loans 90+ Days Past Due (in millions)	$273	$253	$276	$285	$322	13%	18%
As a % of EOP Loans	1.26%	1.07%	1.06%	1.10%	1.17%
Loans 30-89 Days Past Due (in millions)	$267	$289	$323	$316	$412	30%	54%
As a % of EOP Loans	1.24%	1.22%	1.24%	1.22%	1.50%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	12.9	12.9	13.1	13.0	13.0	—	1%
Purchase Sales (in billions)	$10.3	$10.8	$10.2	$10.0	$10.3	3%	—
Average Loans (in billions) (2)	$13.8	$13.6	$14.4	$13.6	$13.9	2%	1%
EOP Loans (in billions) (2)	$12.9	$13.7	$14.3	$13.7	$14.2	4%	10%
Average Yield (3)	22.92%	23.52%	22.74%	22.91%	22.75%

Net Interest Revenue (in millions) (4)	$748	$730	$721	$707	$729	3%	(3)%
As a % of Average Loans (4)	21.50%	21.30%	20.14%	20.91%	20.86%
Net Credit Losses (in millions)	$293	$304	$287	$265	$273	3%	(7)%
As a % of Average Loans	8.42%	8.87%	8.02%	7.84%	7.81%
Net Credit Margin (in millions) (5)	$730	$703	$706	$679	$694	2%	(5)%
As a % of Average Loans (5)	20.99%	20.51%	19.72%	20.08%	19.86%
Loans 90+ Days Past Due	$396	$412	$405	$405	$401	(1)%	1%
As a % of EOP Loans	3.07%	3.01%	2.83%	2.96%	2.82%
Loans 30-89 Days Past Due	$398	$399	$426	$428	$416	(3)%	5%
As a % of EOP Loans	3.09%	2.91%	2.98%	3.12%	2.93%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average yield is gross interest revenue earned divided by average loans.

(4)   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,360	$1,332	$1,327	$1,282	$1,268	(1)%	(7)%	$4,033	$3,877	(4)%
Non-Interest Revenue	707	688	670	666	710	7%	—	1,956	2,046	5%
Total Revenues, Net of Interest Expense	2,067	2,020	1,997	1,948	1,978	2%	(4)%	5,989	5,923	(1)%
Total Operating Expenses	1,142	1,172	1,146	1,161	1,202	4%	5%	3,447	3,509	2%
Net Credit Losses	236	210	190	199	217	9%	(8)%	673	606	(10)%
Credit Reserve Build / (Release)	(40)	31	(1)	(21)	(34)	(62)%	15%	(94)	(56)	40%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	196	241	189	178	183	3%	(7)%	579	550	(5)%
Income from Continuing Operations before Taxes	729	607	662	609	593	(3)%	(19)%	1,963	1,864	(5)%
Income Taxes	167	197	159	161	144	(11)%	(14)%	469	464	(1)%
Income from Continuing Operations	562	410	503	448	449	—	(20)%	1,494	1,400	(6)%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$562	$410	$503	$448	$449	—	(20)%	$1,494	$1,400	(6)%
Average Assets (in billions of dollars)	$123	$122	$125	$123	$127	3%	3%	$121	$125	3%
Return on Assets	1.81%	1.33%	1.62%	1.46%	1.41%			1.65%	1.50%

Net Credit Losses as a % of Average Loans	1.08%	0.96%	0.86%	0.92%	0.98%

Revenue by Business
Retail Banking	$1,282	$1,214	$1,220	$1,155	$1,186	3%	(7)%	$3,713	$3,561	(4)%
Citi-Branded Cards	785	806	777	793	792	—	1%	2,276	2,362	4%
Total	$2,067	$2,020	$1,997	$1,948	$1,978	2%	(4)%	$5,989	$5,923	(1)%

Net Credit Losses by Business
Retail Banking	$91	$85	$65	$72	$81	13%	(11)%	$241	$218	(10)%
Citi-Branded Cards	145	125	125	127	136	7%	(6)%	432	388	(10)%
Total	$236	$210	$190	$199	$217	9%	(8)%	$673	$606	(10)%

Income from Continuing Operations by Business
Retail Banking	$362	$237	$300	$237	$247	4%	(32)%	$958	$784	(18)%
Citi-Branded Cards	200	173	203	211	202	(4)%	1%	536	616	15%
Total	$562	$410	$503	$448	$449	—	(20)%	$1,494	$1,400	(6)%

Constant $:
Total Revenue - as Reported	$2,067	$2,020	$1,997	$1,948	$1,978	2%	(4)%	$5,989	$5,923	(1)%
Impact of FX Translation (1)	(43)	6	(18)	21	—			(119)	—
Total Revenues - Constant $ (2)	$2,024	$2,026	$1,979	$1,969	$1,978	—	(2)%	$5,870	$5,923	1%

Total Operating Expenses - as Reported	$1,142	$1,172	$1,146	$1,161	$1,202	4%	5%	$3,447	$3,509	2%
Impact of FX Translation (1)	(24)	1	(9)	12	—			(65)	—
Total Operating Expenses - Constant $ (2)	$1,118	$1,173	$1,137	$1,173	$1,202	2%	8%	$3,382	$3,509	4%

Total Provisions for LLR & PBC - as Reported	$196	$241	$189	$178	$183	3%	(7)%	$579	$550	(5)%
Impact of FX Translation (1)	(3)	2	(2)	5	—			(10)	—
Total Provisions for LLR & PBC - Constant $ (2)	$193	$243	$187	$183	$183	—	(5)%	$569	$550	(3)%

(1)  Reflects the impact of Foreign Exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)  Constant $ excludes the impact of FX translation for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	673	671	643	627	618	(1)%	(8)%
Accounts (in millions)	16.7	16.4	16.5	16.8	16.8	—	1%
Average Deposits	$112.1	$109.8	$110.9	$109.7	$112.5	3%	—
Investment Sales	$8.5	$6.0	$8.4	$7.0	$9.2	31%	8%
Investment AUMs	$45.0	$45.2	$47.9	$47.4	$49.8	5%	11%
Average Loans	$67.0	$67.1	$68.7	$67.5	$68.5	1%	2%
EOP Loans:
Real Estate Lending	$33.6	$34.8	$35.9	$34.7	$36.3	5%	8%
Commercial Markets	17.5	17.4	17.7	17.6	16.9	(4)%	(3)%
Personal and Other	14.4	15.1	15.2	15.3	16.1	5%	12%
Total EOP Loans	$65.5	$67.3	$68.8	$67.6	$69.3	3%	6%

Net Interest Revenue (in millions) (1)	$842	$820	$807	$775	$761	(2)%	(10)%
As a % of Average Loans (1)	4.99%	4.85%	4.72%	4.62%	4.42%
Net Credit Losses (in millions)	$91	$85	$65	$72	$81	13%	(11)%
As a % of Average Loans	0.54%	0.50%	0.38%	0.43%	0.47%
Loans 90+ Days Past Due (in millions)	$224	$222	$245	$241	$219	(9)%	(2)%
As a % of EOP Loans	0.34%	0.33%	0.36%	0.36%	0.32%
Loans 30-89 Days Past Due (in millions)	$385	$444	$434	$440	$433	(2)%	12%
As a % of EOP Loans	0.59%	0.66%	0.63%	0.65%	0.62%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.8	15.9	15.7	15.7	15.9	1%	1%
Purchase Sales (in billions)	$18.7	$19.1	$18.8	$18.8	$19.1	2%	2%
Average Loans (in billions) (2)	$19.8	$19.4	$20.0	$19.5	$19.8	2%	—
EOP Loans (in billions) (2)	$18.9	$19.9	$19.6	$19.6	$20.0	2%	6%
Average Yield (3)	13.50%	13.41%	13.31%	13.16%	12.89%

Net Interest Revenue (in millions) (4)	$518	$512	$520	$507	$507	—	(2)%
As a % of Average Loans (4)	10.38%	10.47%	10.46%	10.46%	10.19%
Net Credit Losses (in millions)	$145	$125	$125	$127	$136	7%	(6)%
As a % of Average Loans	2.91%	2.56%	2.51%	2.62%	2.73%
Net Credit Margin (in millions) (5)	$640	$681	$652	$666	$656	(2)%	3%
As a % of Average Loans (5)	12.82%	13.93%	13.11%	13.74%	13.18%
Loans 90+ Days Past Due	$214	$214	$224	$222	$220	(1)%	3%
As a % of EOP Loans	1.13%	1.08%	1.14%	1.13%	1.10%
Loans 30-89 Days Past Due	$300	$321	$321	$315	$334	6%	11%
As a % of EOP Loans	1.59%	1.61%	1.64%	1.61%	1.67%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Commissions and Fees	$1,159	$1,024	$1,141	$1,081	$1,011	(6)%	(13)%	3,425	3,233	(6)%
Administration and Other Fiduciary Fees	649	648	696	742	663	(11)%	2%	2,127	2,101	(1)%
Investment Banking	590	645	811	793	1,000	26%	69%	2,384	2,604	9%
Principal Transactions	1,665	(340)	1,916	1,434	731	(49)%	(56)%	5,213	4,081	(22)%
Other	1,530	113	(406)	326	37	(89)%	(98)%	1,708	(43)	NM
Total Non-Interest Revenue	5,593	2,090	4,158	4,376	3,442	(21)%	(38)%	14,857	11,976	(19)%
Net Interest Revenue (including Dividends)	3,848	3,728	3,860	3,836	3,986	4%	4%	11,327	11,682	3%
Total Revenues, Net of Interest Expense	9,441	5,818	8,018	8,212	7,428	(10)%	(21)%	26,184	23,658	(10)%
Total Operating Expenses	5,045	5,266	5,095	4,987	4,877	(2)%	(3)%	15,502	14,959	(4)%
Net Credit Losses	87	172	(58)	122	143	17%	64%	447	207	(54)%
Provision for Unfunded Lending Commitments	45	48	(11)	26	(26)	NM	NM	41	(11)	NM
Credit Reserve Build / (Release)	32	(138)	158	(13)	(149)	NM	NM	(418)	(4)	99%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	164	82	89	135	(32)	NM	NM	70	192	NM
Income from Continuing Operations before Taxes	4,232	470	2,834	3,090	2,583	(16)%	(39)%	10,612	8,507	(20)%
Income Taxes (Benefits)	1,208	(163)	624	747	606	(19)%	(50)%	2,983	1,977	(34)%
Income from Continuing Operations	3,024	633	2,210	2,343	1,977	(16)%	(35)%	7,629	6,530	(14)%
Net Income Attributable to Noncontrolling Interests	5	29	60	31	14	(55)%	NM	27	105	NM
Net Income	$3,019	$604	$2,150	$2,312	$1,963	(15)%	(35)%	$7,602	$6,425	(15)%
Average Assets (in billions of dollars)	$1,043	$1,010	$1,016	$1,048	$1,044	—	—	$1,029	$1,036	1%
Return on Assets	1.15%	0.24%	0.85%	0.89%	0.75%			0.99%	0.83%

Revenue by Region
North America	$3,065	$1,265	$1,989	$2,591	$2,062	(20)%	(33)%	$8,737	$6,642	(24)%
EMEA	3,192	2,077	2,848	2,539	2,378	(6)%	(26)%	8,630	7,765	(10)%
Latin America	965	992	1,206	1,212	1,249	3%	29%	3,091	3,667	19%
Asia	2,219	1,484	1,975	1,870	1,739	(7)%	(22)%	5,726	5,584	(2)%
Total	$9,441	$5,818	$8,018	$8,212	$7,428	(10)%	(21)%	$26,184	$23,658	(10)%

Income from Continuing Operations by Region
North America	$786	$(373)	$254	$612	$352	(42)%	(55)%	$1,832	$1,218	(34)%
EMEA	1,021	443	827	697	629	(10)%	(38)%	2,687	2,153	(20)%
Latin America	375	337	520	510	520	2%	39%	1,276	1,550	21%
Asia	842	226	609	524	476	(9)%	(43)%	1,834	1,609	(12)%
Total	$3,024	$633	$2,210	$2,343	$1,977	(16)%	(35)%	$7,629	$6,530	(14)%

Average Loans by Region (in billions)
North America	$70	$74	$76	$82	$90	10%	29%	$68	$83	22%
EMEA	48	50	51	52	54	4%	13%	46	52	13%
Latin America	30	32	34	34	34	—	13%	28	34	21%
Asia	54	58	60	63	65	3%	20%	49	63	29%
Total	$202	$214	$221	$231	$243	5%	20%	$191	$232	21%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,348	$2,214	$2,274	$2,302	$2,463	7%	5%	$6,909	$7,039	2%
Non-Interest Revenue	4,377	980	3,001	3,103	2,307	(26)%	(47)%	11,320	8,411	(26)%
Total Revenues, Net of Interest Expense	6,725	3,194	5,275	5,405	4,770	(12)%	(29)%	18,229	15,450	(15)%
Total Operating Expenses	3,578	3,736	3,707	3,575	3,486	(2)%	(3)%	11,277	10,768	(5)%
Net Credit Losses	70	178	(60)	97	56	(42)%	(20)%	424	93	(78)%
Provision for Unfunded Lending Commitments	54	36	(17)	26	(26)	NM	NM	50	(17)	NM
Credit Reserve Build / (Release)	50	(145)	135	(64)	(103)	(61)%	NM	(427)	(32)	93%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	174	69	58	59	(73)	NM	NM	47	44	(6)%
Income (Loss) from Continuing Operations before Taxes	2,973	(611)	1,510	1,771	1,357	(23)%	(54)%	6,905	4,638	(33)%
Income Taxes (Benefits)	831	(477)	221	343	226	(34)%	(73)%	1,858	790	(57)%
Income (Loss) from Continuing Operations	2,142	(134)	1,289	1,428	1,131	(21)%	(47)%	5,047	3,848	(24)%
Net Income Attributable to Noncontrolling Interests	—	24	56	26	11	(58)%	—	13	93	NM
Net Income (Loss)	$2,142	$(158)	$1,233	$1,402	$1,120	(20)%	(48)%	$5,034	$3,755	(25)%
Average Assets (in billions of dollars)	910	877	884	912	903	(1)%	(1)%	900	900	—
Return on Assets	0.93%	(0.07)%	0.56%	0.62%	0.49%			0.75%	0.56%

Revenue Details - Excluding DVA/CVA:
Investment Banking:
Advisory	$184	$159	$110	$201	$194	(3)%	5%	$525	$505	(4)%
Equity Underwriting	106	90	154	167	142	(15)%	34%	582	463	(20)%
Debt Underwriting	446	389	601	486	590	21%	32%	1,565	1,677	7%
Total Investment Banking	736	638	865	854	926	8%	26%	2,672	2,645	(1)%
Lending	1,032	165	56	608	194	(68)%	(81)%	1,644	858	(48)%
Equity Markets	290	233	903	550	510	(7)%	76%	2,169	1,963	(9)%
Fixed Income Markets	2,270	1,716	4,736	2,818	3,697	31%	63%	9,175	11,251	23%
Private Bank	546	517	576	570	590	4%	8%	1,621	1,736	7%
Other Securities and Banking	(37)	(1)	(485)	(193)	(348)	(80)%	NM	(858)	(1,026)	(20)%
Total Securities and Banking Revenues (Ex-DVA/CVA)	$4,837	$3,268	$6,651	$5,207	$5,569	7%	15%	$16,423	$17,427	6%

DVA/CVA {excluded as applicable in lines above} (1)	1,888	(74)	(1,376)	198	(799)	NM	NM	1,806	(1,977)	NM
Total Revenues, Net of Interest Expense	$6,725	$3,194	$5,275	$5,405	$4,770	(12)%	(29)%	$18,229	$15,450	(15)%

(1) See Note on page 4.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,500	$1,514	$1,586	$1,534	$1,523	(1)%	2%	$4,418	$4,643	5%
Non-Interest Revenue	1,216	1,110	1,157	1,273	1,135	(11)%	(7)%	3,537	3,565	1%
Total Revenues, Net of Interest Expense	2,716	2,624	2,743	2,807	2,658	(5)%	(2)%	7,955	8,208	3%
Total Operating Expenses	1,467	1,530	1,388	1,412	1,391	(1)%	(5)%	4,225	4,191	(1)%
Net Credit Losses	17	(6)	2	25	87	NM	NM	23	114	NM
Provision for Unfunded Lending Commitments	(9)	12	6	—	—	—	100%	(9)	6	NM
Credit Reserve Build / (Release)	(18)	7	23	51	(46)	NM	NM	9	28	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(10)	13	31	76	41	(46)%	NM	23	148	NM
Income from Continuing Operations before Taxes	1,259	1,081	1,324	1,319	1,226	(7)%	(3)%	3,707	3,869	4%
Income Taxes	377	314	403	404	380	(6)%	1%	1,125	1,187	6%
Income from Continuing Operations	882	767	921	915	846	(8)%	(4)%	2,582	2,682	4%
Net Income Attributable to Noncontrolling Interests	5	5	4	5	3	(40)%	(40)%	14	12	(14)%
Net Income	$877	$762	$917	$910	$843	(7)%	(4)%	$2,568	$2,670	4%
Average Assets (in billions of dollars)	$133	$133	$132	$136	$141	4%	6%	$129	$136	5%
Return on Assets	2.62%	2.27%	2.79%	2.69%	2.38%			2.66%	2.62%

Revenue Details
Treasury and Trade Solutions	$1,952	$1,965	$2,054	$2,112	$1,991	(6)%	2%	$5,732	$6,157	7%
Securities and Fund Services	764	659	689	695	667	(4)%	(13)%	2,223	2,051	(8)%
Total	$2,716	$2,624	$2,743	$2,807	$2,658	(5)%	(2)%	$7,955	$8,208	3%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$91	$94	$100	$106	$107	1%	18%	$86	$104	21%
EMEA	115	118	118	125	132	6%	15%	117	125	7%
Latin America	34	36	35	34	38	12%	12%	33	36	9%
Asia	125	121	124	131	138	5%	10%	126	131	4%
Total	$365	$369	$377	$396	$415	5%	14%	$362	$396	9%

EOP Assets Under Custody (in trillions of dollars)	$12.1	$12.0	$12.5	$12.2	$12.8	5%	6%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$5,461	$5,353	$5,292	$5,321	$5,546	4%	2%	$16,213	$16,159	—
Non-Interest Revenue	2,704	1,079	1,895	2,405	1,918	(20)%	(29)%	7,516	6,218	(17)%
Total Revenues, Net of Interest Expense	8,165	6,432	7,187	7,726	7,464	(3)%	(9)%	23,729	22,377	(6)%
Total Operating Expenses	4,321	4,672	4,343	4,448	4,318	(3)%	—	13,118	13,109	—
Net Credit Losses	1,894	1,816	1,547	1,564	1,370	(12)%	(28)%	6,674	4,481	(33)%
Credit Reserve Build / (Release)	(871)	(827)	(811)	(839)	(574)	32%	34%	(3,376)	(2,224)	34%
Provision Unfunded Lending Commitments	58	36	(17)	19	(15)	NM	NM	67	(13)	NM
Provision for Benefits & Claims	18	13	14	19	19	—	6%	49	52	6%
Provision for Credit Losses and for Benefits and Claims	1,099	1,038	733	763	800	5%	(27)%	3,414	2,296	(33)%
Income from Continuing Operations before Taxes	2,745	722	2,111	2,515	2,346	(7)%	(15)%	7,197	6,972	(3)%
Income Taxes	856	151	540	707	694	(2)%	(19)%	2,214	1,941	(12)%
Income from Continuing Operations	1,889	571	1,571	1,808	1,652	(9)%	(13)%	4,983	5,031	1%
Net Income (loss) Attributable to Noncontrolling Interests	(17)	3	32	10	(7)	NM	59%	(32)	35	NM
Net Income	$1,906	$568	$1,539	$1,798	$1,659	(8)%	(13)%	$5,015	$4,996	—
Average Assets (in billions of dollars)	$586	$584	$593	$614	$626	2%	7%	$589	$611	4%
Return on Assets	1.29%	0.39%	1.04%	1.18%	1.05%			1.14%	1.09%

Revenue by Business
Retail Banking	$1,282	$1,392	$1,628	$1,647	$1,736	5%	35%	$3,721	$5,011	35%
Citi-Branded Cards	2,192	2,161	2,068	2,010	2,111	5%	(4)%	6,569	6,189	(6)%
Citi Retail Services	1,626	1,614	1,502	1,478	1,555	5%	(4)%	4,702	4,535	(4)%
Global Consumer Banking	5,100	5,167	5,198	5,135	5,402	5%	6%	14,992	15,735	5%
Securities and Banking	2,445	660	1,348	1,926	1,439	(25)%	(41)%	6,898	4,713	(32)%
Transaction Services	620	605	641	665	623	(6)%	—	1,839	1,929	5%
Total	$8,165	$6,432	$7,187	$7,726	$7,464	(3)%	(9)%	$23,729	$22,377	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$118	$164	$331	$335	$340	1%	NM	$299	$1,006	NM
Citi-Branded Cards	577	501	607	428	571	33%	(1)%	1,650	1,606	(3)%
Citi Retail Services	408	279	379	433	389	(10)%	(5)%	1,202	1,201	—
Global Consumer Banking	1,103	944	1,317	1,196	1,300	9%	18%	3,151	3,813	21%
Securities and Banking	674	(441)	128	488	232	(52)%	(66)%	1,485	848	(43)%
Transaction Services	112	68	126	124	120	(3)%	7%	347	370	7%
Total	$1,889	$571	$1,571	$1,808	$1,652	(9)%	(13)%	$4,983	$5,031	1%

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,180	$1,174	$1,326	$1,211	$1,285	6%	9%	$3,450	$3,822	11%
Non-Interest Revenue	2,391	1,251	1,900	1,694	1,474	(13)%	(38)%	6,390	5,068	(21)%
Total Revenues, Net of Interest Expense	3,571	2,425	3,226	2,905	2,759	(5)%	(23)%	9,840	8,890	(10)%
Total Operating Expenses	1,990	2,033	1,961	1,890	1,879	(1)%	(6)%	5,928	5,730	(3)%
Net Credit Losses	86	112	52	20	48	NM	(44)%	250	120	(52)%
Credit Reserve Build / (Release)	(30)	(164)	75	(38)	(47)	(24)%	(57)%	(409)	(10)	98%
Provision Unfunded Lending Commitments	(4)	12	5	7	(10)	NM	NM	(14)	2	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	52	(40)	132	(11)	(9)	18%	NM	(173)	112	NM
Income from Continuing Operations before Taxes	1,529	432	1,133	1,026	889	(13)%	(42)%	4,085	3,048	(25)%
Income Taxes	499	(7)	313	312	250	(20)%	(50)%	1,299	875	(33)%
Income from Continuing Operations	1,030	439	820	714	639	(11)%	(38)%	2,786	2,173	(22)%
Net Income (loss) Attributable to Noncontrolling Interests	22	22	28	22	23	5%	5%	60	73	22%
Net Income	$1,008	$417	$792	$692	$616	(11)%	(39)%	$2,726	$2,100	(23)%
Average Assets (in billions of dollars)	$311	$300	$295	$298	$281	(6)%	(10)%	$290	$291	—
Return on Assets	1.29%	0.55%	1.08%	0.93%	0.87%			1.26%	0.96%

Revenue by Business
Retail Banking	$215	$199	$222	$214	$223	4%	4%	$691	$659	(5)%
Citi-Branded Cards	164	149	156	152	158	4%	(4)%	519	466	(10)%
Regional Consumer Banking	379	348	378	366	381	4%	1%	1,210	1,125	(7)%
Securities and Banking	2,299	1,219	1,954	1,609	1,511	(6)%	(34)%	6,002	5,074	(15)%
Transaction Services	893	858	894	930	867	(7)%	(3)%	2,628	2,691	2%
Total	$3,571	$2,425	$3,226	$2,905	$2,759	(5)%	(23)%	$9,840	$8,890	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(21)	$(18)	$(21)	$(7)	$(12)	(71)%	43%	$(19)	$(40)	NM
Citi-Branded Cards	30	14	14	24	22	(8)%	(27)%	118	60	(49)%
Regional Consumer Banking	9	(4)	(7)	17	10	(41)%	11%	$99	$20	(80)%
Securities and Banking	735	160	512	365	346	(5)%	(53)%	1,840	1,223	(34)%
Transaction Services	286	283	315	332	283	(15)%	(1)%	847	930	10%
Total	$1,030	$439	$820	$714	$639	(11)%	(38)%	$2,786	$2,173	(22)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,412	$2,360	$2,388	$2,335	$2,409	3%	—	$7,247	$7,132	(2)%
Non-Interest Revenue	970	982	1,259	1,199	1,259	5%	30%	2,963	3,717	25%
Total Revenues, Net of Interest Expense	3,382	3,342	3,647	3,534	3,668	4%	8%	10,210	10,849	6%
Total Operating Expenses	1,934	1,879	1,802	1,785	1,823	2%	(6)%	5,668	5,410	(5)%
Net Credit Losses	413	458	430	432	438	1%	6%	1,247	1,300	4%
Credit Reserve Build / (Release)	31	58	107	105	53	(50)%	71%	(221)	265	NM
Provision Unfunded Lending Commitments	(9)	—	—	—	—	—	100%	(9)	—	100%
Provision for Benefits & Claims	38	32	44	31	46	48%	21%	98	121	23%
Provision for Credit Losses and for Benefits and Claims	473	548	581	568	537	(5)%	14%	1,115	1,686	51%
Income from Continuing Operations before Taxes	975	915	1,264	1,181	1,308	11%	34%	3,427	3,753	10%
Income Taxes	261	208	369	342	383	12%	47%	943	1,094	16%
Income from Continuing Operations	714	707	895	839	925	10%	30%	2,484	2,659	7%
Net Income (loss) Attributable to Noncontrolling Interests	—	1	—	(3)	—	—	—	(2)	(3)	(50)%
Net Income	$714	$706	$895	$842	$925	10%	30%	$2,486	$2,662	7%
Average Assets (in billions of dollars)	$169	$162	$167	$165	$169	2%	—	$172	$167	(3)%
Return on Assets	1.68%	1.73%	2.16%	2.05%	2.18%			1.93%	2.13%

Revenue by Business
Retail Banking	$1,394	$1,343	$1,448	$1,378	$1,452	5%	4%	$4,125	$4,278	4%
Citi-Branded Cards	1,023	1,007	993	944	967	2%	(5)%	2,994	2,904	(3)%
Regional Consumer Banking	2,417	2,350	2,441	2,322	2,419	4%	—	$7,119	$7,182	1%
Securities and Banking	521	579	755	757	802	6%	54%	1,791	2,314	29%
Transaction Services	444	413	451	455	447	(2)%	1%	1,300	1,353	4%
Total	$3,382	$3,342	$3,647	$3,534	$3,668	4%	8%	$10,210	$10,849	6%

Income from Continuing Operations by Business
Retail Banking	$169	$202	$202	$223	$214	(4)%	27%	$700	$639	(9)%
Citi-Branded Cards	170	168	173	106	191	80%	12%	508	470	(7)%
Regional Consumer Banking	339	370	375	329	405	23%	19%	$1,208	$1,109	(8)%
Securities and Banking	207	198	342	325	363	12%	75%	776	1,030	33%
Transaction Services	168	139	178	185	157	(15)%	(7)%	500	520	4%
Total	$714	$707	$895	$839	$925	10%	30%	$2,484	$2,659	7%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,310	$2,266	$2,227	$2,166	$2,141	(1)%	(7)%	$6,675	$6,534	(2)%
Non-Interest Revenue	1,976	1,238	1,745	1,652	1,576	(5)%	(20)%	5,040	4,973	(1)%
Total Revenues, Net of Interest Expense	4,286	3,504	3,972	3,818	3,717	(3)%	(13)%	11,715	11,507	(2)%
Total Operating Expenses	2,182	2,260	2,199	2,177	2,246	3%	3%	6,618	6,622	—
Net Credit Losses	239	209	191	230	317	38%	33%	693	738	6%
Credit Reserve Build / (Release)	(62)	82	53	31	(103)	NM	(66)%	(128)	(19)	85%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	177	291	244	261	214	(18)%	21%	565	719	27%
Income from Continuing Operations before Taxes	1,927	953	1,529	1,380	1,257	(9)%	(35)%	4,532	4,166	(8)%
Income Taxes	523	317	417	408	332	(19)%	(37)%	1,204	1,157	(4)%
Income from Continuing Operations	1,404	636	1,112	972	925	(5)%	(34)%	3,328	3,009	(10)%
Net Income (loss) Attributable to Noncontrolling Interests	1	1	1	1	1	—	—	3	3	—
Net Income	$1,403	$635	$1,111	$971	$924	(5)%	(34)%	$3,325	$3,006	(10)%
Average Assets (in billions of dollars)	$357	$344	$345	$352	$356	1%	—	$352	$351	—
Return on Assets	1.56%	0.73%	1.30%	1.11%	1.03%			1.26%	1.14%

Revenue by Business
Retail Banking	$1,282	$1,214	$1,220	$1,155	$1,186	3%	(7)%	$3,713	$3,561	(4)%
Citi-Branded Cards	785	806	777	793	792	—	1%	2,276	2,362	4%
Regional Consumer Banking	2,067	2,020	1,997	1,948	1,978	2%	(4)%	5,989	5,923	(1)%
Securities and Banking	1,460	736	1,218	1,113	1,018	(9)%	(30)%	3,538	3,349	(5)%
Transaction Services	759	748	757	757	721	(5)%	(5)%	2,188	2,235	2%
Total	$4,286	$3,504	$3,972	$3,818	$3,717	(3)%	(13)%	$11,715	$11,507	(2)%

Income from Continuing Operations by Business
Retail Banking	$362	$237	$300	$237	$247	4%	(32)%	$958	$784	(18)%
Citi-Branded Cards	200	173	203	211	202	(4)%	1%	536	616	15%
Regional Consumer Banking	562	410	503	448	449	—	(20)%	1,494	1,400	(6)%
Securities and Banking	526	(51)	307	250	190	(24)%	(64)%	946	747	(21)%
Transaction Services	316	277	302	274	286	4%	(9)%	888	862	(3)%
Total	$1,404	$636	$1,112	$972	$925	(5)%	(34)%	$3,328	$3,009	(10)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$773	$843	$701	$581	$668	15%	(14)%	$2,840	$1,950	(31)%
Non-interest revenue	354	245	173	343	(4,358)	NM	NM	2,343	(3,842)	NM
Total revenues, net of interest expense	1,127	1,088	874	924	(3,690)	NM	NM	5,183	(1,892)	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	1,881	1,512	1,734	1,329	1,807	36%	(4)%	7,064	4,870	(31)%
Credit Reserve Build / (Release) (1) (2)	(532)	(612)	(550)	(250)	(797)	NM	(50)%	(2,665)	(1,597)	40%
Provision for loan losses	1,349	900	1,184	1,079	1,010	(6)%	(25)%	4,399	3,273	(26)%
Provision for Benefits & Claims	204	188	171	165	160	(3)%	(22)%	591	496	(16)%
Provision for unfunded lending commitments	(3)	(51)	(26)	(19)	(16)	16%	NM	10	(61)	NM
Total provisions for credit losses and for benefits and claims	1,550	1,037	1,329	1,225	1,154	(6)%	(26)%	5,000	3,708	(26)%

Total operating expenses	1,512	1,855	1,219	1,237	1,190	(4)%	(21)%	4,609	3,646	(21)%

Income (Loss) from Continuing Operations before Income Taxes	(1,935)	(1,804)	(1,674)	(1,538)	(6,034)	NM	NM	(4,426)	(9,246)	NM
Provision (benefits) for income taxes	(714)	(490)	(650)	(619)	(2,472)	NM	NM	(1,637)	(3,741)	NM

Income (Loss) from Continuing Operations	(1,221)	(1,314)	(1,024)	(919)	(3,562)	NM	NM	(2,789)	(5,505)	(97)%

Net Income (loss) Attributable to Noncontrolling Interests	7	1	2	1	—	(100)%	(100)%	118	3	(97)%
Citi Holding’s Net Income (Loss)	$(1,228)	$(1,315)	$(1,026)	$(920)	$(3,562)	NM	NM	$(2,907)	$(5,508)	(89)%

Balance Sheet Data (in billions):

Total EOP Assets	$247	$225	$209	$191	$171	(10)%	(31)%
Total EOP Loans	$155	$141	$134	$128	$122	(4)%	(21)%
Total EOP Deposits	$68	$62	$63	$63	$67	7%	(2)%

(1)         The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(2)         The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to new Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses previously established related to these charge-offs.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$(42)	$(48)	$(129)	$(122)	$(117)	4%	NM	$(132)	$(368)	NM
Non-Interest Revenue	97	91	83	209	(4,687)	NM	NM	371	(4,395)	NM
Total Revenues, Net of Interest Expense (1)	55	43	(46)	87	(4,804)	NM	NM	239	(4,763)	NM
Total Operating Expenses	145	180	157	126	84	(33)%	(42)%	549	367	(33)%
Net Credit Losses	3	—	—	—	—	—	(100)%	4	—	(100)%
Credit Reserve Build / (Release)	—	—	(1)	—	—	—	—	(3)	(1)	67%
Provision for Benefits & Claims	11	20	—	—	—	—	(100)%	28	—	(100)%
Provision for Unfunded Lending Commitments	(1)	(1)	—	—	—	—	100%	—	—	—
Provision for Loan Losses and for Benefits and Claims	13	19	(1)	—	—	—	(100)%	29	(1)	NM
Income (loss) from Continuing Operations before Taxes	(103)	(156)	(202)	(39)	(4,888)	NM	NM	(339)	(5,129)	NM
Income Taxes (benefits)	(20)	(63)	(66)	(15)	(1,870)	NM	NM	(146)	(1,951)	NM
Income (loss) from Continuing Operations	(83)	(93)	(136)	(24)	(3,018)	NM	NM	(193)	(3,178)	NM
Net Income (loss) Attributable to Noncontrolling Interests	7	(1)	1	1	1	—	(86)%	10	3	(70)%
Net Income (Loss)	$(90)	$(92)	$(137)	$(25)	$(3,019)	NM	NM	$(203)	$(3,181)	NM
EOP Assets (in billions of dollars)	$26	$27	$26	$21	$9	(57)%	(65)%

EOP Deposits (in billions of dollars)	$54	$55	$55	$55	$58	5%	7%

(1)        Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

Third quarter of 2012 includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% Interest in the MSSB JV to Morgan Stanley.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,050	$985	$932	$780	$839	8%	(20)%	$3,283	$2,551	(22)%
Non-Interest Revenue	249	294	394	151	265	75%	6%	880	810	(8)%
Total Revenues, Net of Interest Expense	1,299	1,279	1,326	931	1,104	19%	(15)%	4,163	3,361	(19)%
Total Operating Expenses	1,306	1,620	999	1,045	987	(6)%	(24)%	3,822	3,031	(21)%
Net Credit Losses (1) (2)	1,676	1,535	1,752	1,289	1,825	42%	9%	5,969	4,866	(18)%
Credit Reserve Build / (Release) (1) (2)	(255)	(426)	(520)	(186)	(760)	NM	NM	(993)	(1,466)	(48)%
Provision for Benefits & Claims	193	168	171	165	160	(3)%	(17)%	563	496	(12)%
Provision for Unfunded Lending Commitments	—	—	—	—	(1)	—	—	—	(1)	—
Provision for Loan Losses and for Benefits and Claims	1,614	1,277	1,403	1,268	1,224	(3)%	(24)%	5,539	3,895	(30)%
Income (loss) from Continuing Operations before Taxes	(1,621)	(1,618)	(1,076)	(1,382)	(1,107)	20%	32%	(5,198)	(3,565)	31%
Income Taxes (benefits)	(610)	(414)	(443)	(561)	(413)	26%	32%	(1,989)	(1,417)	29%
Income (loss) from Continuing Operations	(1,011)	(1,204)	(633)	(821)	(694)	15%	31%	(3,209)	(2,148)	33%
Net Income (loss) Attributable to Noncontrolling Interests	—	2	1	—	(1)	—	—	—	—	—
Net Income (Loss)	$(1,011)	$(1,206)	$(634)	$(821)	$(693)	16%	31%	$(3,209)	$(2,148)	33%
Average Assets (in billions of dollars)	$184	$166	$157	$143	$136	(5)%	(26)%	$193	$145	(25)%
EOP Assets (in billions of dollars)	$176	$157	$147	$138	$134	(3)%	(24)%

Net Credit Losses as a % of Average Loans	4.29%	4.24%	5.31%	4.09%	5.97%

Revenue by Business
International	$199	$251	$359	$157	$147	(6)%	(26)%	$661	$663	—
North America	1,100	1,028	967	774	957	24%	(13)%	3,502	2,698	(23)%
Total Revenues	$1,299	$1,279	$1,326	$931	$1,104	19%	(15)%	$4,163	$3,361	(19)%

Net Credit Losses by Business
International	$237	$193	$171	$154	$121	—	(49)%	$864	$446	(48)%
North America	1,439	1,342	1,581	1,135	1,704	50%	18%	5,105	4,420	(13)%
Total Net Credit Losses	$1,676	$1,535	$1,752	$1,289	$1,825	42%	9%	$5,969	$4,866	(18)%

Income (Loss) from Continuing Operations by Business
International	$(159)	$(235)	$74	$(97)	$(101)	(4)%	36%	$(638)	$(124)	81%
North America	(852)	(969)	(707)	(724)	(593)	18%	30%	(2,571)	(2,024)	21%
Total Income (Loss) from Continuing Operations	$(1,011)	$(1,204)	$(633)	$(821)	$(694)	15%	31%	$(3,209)	$(2,148)	33%

(1)    The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(2)    The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to new Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses previously established related to these charge-offs.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

International Key Indicators

Branches (actual)	408	395	394	357	357	—	(13)%

Average Loans (in billions) (1)	$15.9	$14.4	$10.7	$9.6	$9.0	(6)%	(43)%

EOP Loans (1):
Real Estate Lending	$5.3	$5.0	$4.9	$4.5	$4.5	—	(15)%
Cards	3.3	2.7	2.7	2.6	2.6	—	(21)%
Commercial Markets	0.7	0.5	0.6	0.5	0.4	(20)%	(43)%
Personal and Other	5.5	2.6	2.0	1.7	1.3	(24)%	(76)%
EOP Loans (in billions of dollars)	$14.8	$10.8	$10.2	$9.3	$8.8	(5)%	(41)%
Net Interest Revenue	$174	$248	$261	$118	$138	17%	(21)%
As a % of Average Loans	4.34%	6.83%	9.81%	4.94%	6.10%
Net Credit Losses	$237	$193	$171	$154	$121	(21)%	(49)%
As a % of Average Loans	5.91%	5.32%	6.43%	6.45%	5.35%
Loans 90+ Days Past Due	$480	$422	$428	$363	$366	1%	(24)%
As a % of EOP Loans	3.24%	3.91%	4.20%	3.90%	4.16%
Loans 30-89 Days Past Due	$677	$499	$519	$453	$436	(4)%	(36)%
As a % of EOP Loans	4.57%	4.62%	5.09%	4.87%	4.95%

North America Key Indicators (1)

Branches (actual)	1,794	1,729	1,720	1,592	1,582	(1)%	(12)%

Average Loans (in billions of dollars)	$139.0	$129.4	$122.1	$117.1	$112.7	(4)%	(19)%

EOP Loans (in billions of dollars)	$132.6	$123.9	$118.9	$114.6	$109.1	(5)%	(18)%
Net Interest Revenue	$876	$737	$671	$662	$701	6%	(20)%
As a % of Average Loans	2.50%	2.26%	2.21%	2.27%	2.47%
Net Credit Losses	$1,439	$1,342	$1,581	$1,135	$1,704	50%	18%
As a % of Average Loans	4.11%	4.11%	5.21%	3.90%	6.02%
Loans 90+ Days Past Due (2) (3)	$5,311	$5,427	$5,220	$4,991	$4,608	(8)%	(13)%
As a % of EOP Loans	4.31%	4.73%	4.75%	4.71%	4.58%
Loans 30-89 Days Past Due (2) (3)	$5,322	$4,649	$4,079	$4,161	$4,317	4%	(19)%
As a % of EOP Loans	4.32%	4.05%	3.71%	3.93%	4.29%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          See Note 1 on page 29.

(3)          See Note 2 on page 29.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$71.9	$68.8	$66.6	$64.2	$62.0	(3)%	(14)%
Home Equity	42.1	40.8	39.5	37.9	36.6	(3)%	(13)%
Average Loans (in billions of dollars)	$114.0	$109.6	$106.1	$102.1	$98.6	(3)%	(14)%

Residential First	$69.6	$67.5	$65.0	$62.6	$59.9	(4)%	(14)%
Home Equity	41.3	40.0	38.6	37.2	35.4	(5)%	(14)%
EOP Loans (in billions of dollars)	$110.9	$107.5	$103.6	$99.8	$95.3	(5)%	(14)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$207.2	$195.1	$182.3	$168.4	$155.1	(8)%	(25)%
Net Servicing & Gain/(Loss) on Sale	$86.4	$118.1	$77.3	$(124.2)	$81.3	NM	(6)%
Net Interest Revenue on Loans	$310	$255	$267	$278	$302	9%	(3)%
As a % of Avg. Loans	1.08%	0.92%	1.01%	1.10%	1.22%

Residential First	$437	$412	$745	$426	$622	46%	42%
Home Equity	542	533	561	448	863	93%	59%
Net Credit Losses	$979	$945	$1,306	$874	$1,485	70%	52%
As a % of Avg. Loans	3.41%	3.42%	4.95%	3.44%	5.99%

Residential First	$3,693	$3,930	$3,875	$3,773	$3,439	(9)%	(7)%
Home Equity	1,011	1,003	903	864	833	(4)%	(18)%
Loans 90+ Days Past Due (1) (2)	$4,704	$4,933	$4,778	$4,637	$4,272	(8)%	(9)%
As a % of EOP Loans	4.63%	5.02%	5.05%	5.08%	4.92%

Residential First	$3,494	$3,392	$3,029	$3,135	$3,326	6%	(5)%
Home Equity	907	861	744	724	689	(5)%	(24)%
Loans 30-89 Days Past Due (1) (2)	$4,401	$4,253	$3,773	$3,859	$4,015	4%	(9)%
As a % of EOP Loans	4.34%	4.33%	3.99%	4.23%	4.62%

Personal Loans
Average Loans (in billions of dollars)	$11.3	$11.0	$10.7	$10.3	$10.2	(1)%	(10)%
EOP Loans (in billions of dollars)	$11.1	$10.9	$10.4	$10.2	$10.1	(1)%	(9)%
Net Interest Revenue on Loans	$522	$517	$499	$488	$499	2%	(4)%
As a % of Avg. Loans	18.33%	18.65%	18.76%	19.06%	19.46%
Net Credit Losses	$246	$236	$226	$208	$183	(12)%	(26)%
As a % of Avg. Loans	8.64%	8.51%	8.50%	8.12%	7.14%
Loans 90+ Days Past Due	$351	$354	$320	$266	$283	6%	(19)%
As a % of EOP Loans	3.16%	3.25%	3.08%	2.61%	2.80%
Loans 30-89 Days Past Due	$247	$239	$179	$200	$206	3%	(17)%
As a % of EOP Loans	2.23%	2.19%	1.72%	1.96%	2.04%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios  excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.5 billion and ($8.1 billion), $4.4 billion and ($7.9 billion), $4.4 billion and ($7.7 billion), $4.3 billion and ($7.4 billion) and $4.1 billion and ($7.2 billion) as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.6 billion and ($8.1 billion), $1.5 billion and ($7.9 billion), $1.3 billion and ($7.7 billion), $1.3 billion and ($7.4 billion) and $1.3 billion and ($7.2 billion) as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

(2)          The September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$(235)	$(94)	$(102)	$(77)	$(54)	30%	77%	$(311)	$(233)	25%
Non-Interest Revenue	8	(140)	(304)	(17)	64	NM	NM	1,092	(257)	NM
Total Revenues, Net of Interest Expense	(227)	(234)	(406)	(94)	10	NM	NM	781	(490)	NM
Total Operating Expenses	61	55	63	66	119	80%	95%	238	248	4%
Net Credit Losses	202	(23)	(18)	40	(18)	NM	NM	1,091	4	(100)%
Credit Reserve Build / (Release)	(277)	(186)	(29)	(64)	(37)	42%	87%	(1,669)	(130)	92%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(2)	(50)	(26)	(19)	(15)	21%	NM	10	(60)	NM
Provision for Loan Losses and for Benefits and Claims	(77)	(259)	(73)	(43)	(70)	(63)%	9%	(568)	(186)	67%
Income from Continuing Operations before Taxes	(211)	(30)	(396)	(117)	(39)	67%	82%	1,111	(552)	NM
Income Taxes	(84)	(13)	(141)	(43)	(189)	NM	NM	498	(373)	NM
Income from Continuing Operations	(127)	(17)	(255)	(74)	150	NM	NM	613	(179)	NM
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—	—	108	—	(100)%
Net Income (Loss)	$(127)	$(17)	$(255)	$(74)	$150	NM	NM	$505	$(179)	NM
EOP Assets (in billions of dollars)	$45	$41	$36	$32	$28	(13)%	(38)%			—

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (In millions of dollars, except as otherwise noted)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Net Interest Revenue	$(22)	$87	$13	$(21)	$(136)	NM	NM	$(61)	$(144)	NM
Non-Interest Revenue	322	296	487	(244)	169	NM	(48)%	563	412	(27)%
Total Revenues, Net of Interest Expense	300	383	500	(265)	33	NM	(89)%	502	268	(47)%
Total Operating Expenses	521	512	795	597	764	28%	47%	1,781	2,156	21%
Net Credit Losses	1	1	1	1	(1)	NM	NM	2	1	(50)%
Credit Reserve Build / (Release)	(1)	(1)	(1)	—	—	—	100%	(2)	(1)	50%
Provision for Benefits & Claims	(1)	1	—	(1)	—	100%	100%	—	(1)	—
Provision for Unfunded Lending Commitments	1	(1)	—	—	—	—	(100)%	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	(1)	—	—	1	(1)	NM
Income from Continuing Operations before Taxes	(221)	(129)	(295)	(862)	(730)	15%	NM	(1,280)	(1,887)	(47)%
Income Taxes	(147)	(88)	17	(435)	(675)	(55)%	NM	(593)	(1,093)	(84)%
Income from Continuing Operations	(74)	(41)	(312)	(427)	(55)	87%	26%	(687)	(794)	(16)%
Income (Loss) from Discontinued Operations, net of taxes	1	—	(5)	(1)	(31)	NM	NM	112	(37)	NM
Net Income (loss) Attributable to Noncontrolling Interests	(41)	14	63	9	8	(11)%	NM	(41)	80	NM
Net Income (Loss)	$(32)	$(55)	$(380)	$(437)	$(94)	78%	NM	$(534)	$(911)	(71)%
EOP Assets (in billions of dollars)	$283	$284	$311	$289	$302	4%	7%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2011	2012	2012 (5)	2011	2012	2012 (5)	2011		2012		2012 (5)
Assets:
Deposits with Banks	$167,808	$160,820	$160,735	$423	$331	$296	1.00%		0.83%		0.73%
Fed Funds Sold and Resale Agreements (6)	281,033	286,048	272,988	948	1,047	825	1.34%		1.47%		1.20%
Trading Account Assets (7)	275,750	251,399	248,039	2,094	1,741	1,663	3.01%		2.79%		2.67%
Investments	296,854	293,810	304,688	2,037	1,934	1,958	2.72%		2.65%		2.56%
Total Loans (net of Unearned Income) (8)	644,462	646,236	653,839	12,674	11,988	12,184	7.80%		7.46%		7.41%
Other Interest-Earning Assets	50,755	43,420	37,290	106	132	144	0.83%		1.22%		1.54%
Total Average Interest-Earning Assets	$1,716,662	$1,681,733	$1,677,579	$18,282	$17,173	$17,070	4.23%		4.11%		4.05%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$705,229	$716,503	$740,067	$1,841	$1,589	$1,622	1.04%		0.89%		0.87%
Deposit Insurance and FDIC Assessment	—	—	—	387	297	290
Total Deposits	705,229	716,503	740,067	2,228	1,886	1,912	1.25%		1.06%		1.03%
Fed Funds Purchased and Repurchase Agreements (6)	218,416	224,787	221,356	796	898	713	1.45%		1.61%		1.28%
Trading Account Liabilities (7)	96,708	82,413	69,934	91	52	46	0.37%		0.25%		0.26%
Short-Term Borrowings	125,794	112,013	109,825	155	183	173	0.49%		0.66%		0.63%
Long-Term Debt (9)	329,730	275,301	257,317	2,760	2,417	2,172	3.32%		3.53%		3.36%
Total Average Interest-Bearing Liabilities	$1,475,877	$1,411,017	$1,398,499	$6,030	$5,436	$5,016	1.62%		1.55%		1.43%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,475,877	$1,411,017	$1,398,499	$5,643	$5,139	$4,726	1.52%		1.46%		1.34%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,252	$11,737	$12,054	2.83%		2.81%		2.86%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,639	$12,034	$12,344	2.92%		2.88%		2.93%

3Q12 Increase (Decrease) From							3	bps	5	bps

3Q12 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							1	bps	5	bps

(1)         Net interest revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $138 million for the third quarter of 2011, $144 million for the second quarter of 2012 and $141 million for the third quarter of 2012.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Citicorp Deposits by Business

Global Consumer Banking
North America	$147.5	$149.0	$153.5	$153.2	$156.8	2%	6%
EMEA	12.1	12.1	12.8	12.6	12.9	2%	7%
Latin America	43.2	44.3	46.1	45.8	47.3	3%	9%
Asia	109.3	109.7	110.7	112.5	113.1	1%	3%
Total	$312.1	$315.1	$323.1	$324.1	$330.1	2%	6%

ICG
Securities and Banking	$104.3	$110.9	$122.9	$121.5	$119.4	(2)%	14%
Transaction Services	362.1	373.1	393.3	399.3	425.5	7%	18%
Total	$466.4	$484.0	$516.2	$520.8	$544.9	5%	17%

Total Citicorp	$778.5	$799.1	$839.3	$844.9	$875.0	4%	12%

Citi Holdings Deposits

Brokerage and Asset Management	$53.7	$54.6	$55.0	$54.7	$58.1	6%	8%
Local Consumer Lending	14.3	7.0	8.2	8.0	8.7	9%	(39)%
Total Citi Holdings	$68.0	$61.6	$63.2	$62.7	$66.8	7%	(2)%

Corporate/Other Deposits	$4.8	$5.2	$3.5	$6.7	$2.8	(58)%	(42)%

Total Citigroup Deposits - EOP	$851.3	$865.9	$906.0	$914.3	$944.6	3%	11%

Total Citigroup Deposits - Average	$860.5	$857.0	$869.1	$893.4	$921.2	3%	7%

Constant $:
Total Citigroup EOP Deposits - as Reported	$851.3	$865.9	$906.0	$914.3	$944.6	3%	11%
Impact of FX Translation (1)	4.7	8.2	(1.9)	8.9	—
Total Citigroup EOP Deposits - Constant $ (2)	$856.0	$874.1	$904.1	$923.2	$944.6	2%	10%

(1)                    Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)                    Constant $ excludes the impact of FX translation for all periods presented.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Citicorp:
Global Consumer Banking

North America
Credit Cards	$113.0	$117.1	$109.4	$109.3	$108.8	—	(4)%
Retail Banking	36.5	38.9	40.6	40.9	41.5	1%	14%
Total	$149.5	$156.0	$150.0	$150.2	$150.3	—	1%

EMEA
Credit Cards	$2.7	$2.7	$2.9	$2.8	$2.9	4%	7%
Retail Banking	4.3	4.2	4.5	4.6	4.9	7%	14%
Total	$7.0	$6.9	$7.4	$7.4	$7.8	5%	11%

Latin America
Credit Cards	$12.9	$13.7	$14.3	$13.7	$14.2	4%	10%
Retail Banking	21.6	23.6	26.1	25.9	27.5	6%	27%
Total	$34.5	$37.3	$40.4	$39.6	$41.7	5%	21%

Asia
Credit Cards	$18.9	$19.9	$19.6	$19.6	$20.0	2%	6%
Retail Banking	65.5	67.3	68.8	67.6	69.3	3%	6%
Total	$84.4	$87.2	$88.4	$87.2	$89.3	2%	6%

Total Consumer Loans
Credit Cards	$147.5	$153.4	$146.2	$145.4	$145.9	—	(1)%
Retail Banking	127.9	134.0	140.0	139.0	143.2	3%	12%
Total Consumer	$275.4	$287.4	$286.2	$284.4	$289.1	2%	5%

Total Corporate Loans
Securities and Banking	$149.5	$158.9	$159.6	$166.6	$172.0	3%	15%
Transaction Services	57.8	60.3	68.4	76.1	75.5	(1)%	31%
Total Corporate Loans	$207.3	$219.2	$228.0	$242.7	$247.5	2%	19%

Total Citicorp	$482.7	$506.6	$514.2	$527.1	$536.6	2%	11%

Constant $:
Total Citicorp EOP Loans - as Reported	$482.7	$506.6	$514.2	$527.1	$536.6	2%	11%
Impact of FX Translation (2)	3.8	4.3	(1.0)	4.6	—
Total Citicorp EOP Loans - Constant $ (3)	$486.5	$510.9	$513.2	$531.7	$536.6	1%	10%

(1)                    Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)                    Constant $ excludes the impact of FX translation for all periods presented.

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	110.9	107.5	103.6	99.8	95.3	(5)%	(14)%
All Other	10.6	5.5	4.9	4.6	3.7	(20)%	(65)%
Personal	11.1	10.9	10.4	10.2	10.1	(1)%	(9)%
Total	$132.6	$123.9	$118.9	$114.6	$109.1	(5)%	(18)%

Local Consumer Lending - International
Credit Cards	$3.3	$2.7	$2.7	$2.6	$2.6	—	(21)%
Retail Banking	11.5	8.1	7.5	6.7	6.2	(7)%	(46)%
Total	$14.8	$10.8	$10.2	$9.3	$8.8	(5)%	(41)%

Citi Holdings - Other (Primarily SAP)	7.1	5.9	4.7	4.0	3.9	(3)%	(45)%

Total Citi Holdings	$154.5	$140.6	$133.8	$127.9	$121.8	(5)%	(21)%
Total Citigroup	$637.2	$647.2	$648.0	$655.0	$658.4	1%	3%

Consumer Loans	$424.2	$423.3	$416.1	$409.1	$407.7	—	(4)%
Corporate Loans	213.0	223.9	231.9	245.9	250.7	2%	18%
Total Citigroup	$637.2	$647.2	$648.0	$655.0	$658.4	1%	3%

Constant $:
Total Citigroup EOP Loans - as Reported	$637.2	$647.2	$648.0	$655.0	$658.4	1%	3%
Impact of FX Translation (2)	3.9	4.6	(1.1)	5.1	—
Total Citigroup EOP Loans - Constant $ (3)	$641.1	$651.8	$646.9	$660.1	$658.4	—	3%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2011	2011	2012	2012	2012	2012

Citicorp (2)
Total	$3,416	$3,406	$3,342	$3,090	$3,024	$289.1
Ratio	1.25%	1.19%	1.17%	1.09%	1.05%

Retail Bank (2)
Total	$794	$769	$843	$869	$882	$143.2
Ratio	0.63%	0.58%	0.61%	0.63%	0.62%
North America (2)	$232	$235	$260	$294	$291	$41.5
Ratio	0.66%	0.63%	0.66%	0.74%	0.72%
EMEA	$65	$59	$62	$49	$50	$4.9
Ratio	1.51%	1.40%	1.38%	1.07%	1.02%
Latin America	$273	$253	$276	$285	$322	$27.5
Ratio	1.26%	1.07%	1.06%	1.10%	1.17%
Asia	$224	$222	$245	$241	$219	$69.3
Ratio	0.34%	0.33%	0.36%	0.36%	0.32%

Cards
Total	$2,622	$2,637	$2,499	$2,221	$2,142	$145.9
Ratio	1.78%	1.72%	1.71%	1.53%	1.47%
North America - Citi-Branded	$1,063	$1,016	$982	$830	$760	$72.2
Ratio	1.42%	1.32%	1.35%	1.14%	1.05%
North America - Retail Services	$902	$951	$845	$721	$716	$36.6
Ratio	2.38%	2.38%	2.30%	1.97%	1.96%
EMEA	$47	$44	$43	$43	$45	$2.9
Ratio	1.74%	1.63%	1.48%	1.54%	1.55%
Latin America	$396	$412	$405	$405	$401	$14.2
Ratio	3.07%	3.01%	2.83%	2.96%	2.82%
Asia	$214	$214	$224	$222	$220	$20.0
Ratio	1.13%	1.08%	1.14%	1.13%	1.10%

Citi Holdings - Local Consumer Lending (2) (3)	$5,791	$5,849	$5,648	$5,354	$4,974	$117.9
Ratio	4.20%	4.66%	4.70%	4.66%	4.54%
International	$480	$422	$428	$363	$366	$8.8
Ratio	3.24%	3.91%	4.20%	3.90%	4.16%
North America (2) (3)	$5,311	$5,427	$5,220	$4,991	$4,608	$109.1
Ratio	4.31%	4.73%	4.75%	4.71%	4.58%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$9,207	$9,255	$8,990	$8,444	$7,998	$407.0
Ratio	2.23%	2.25%	2.22%	2.12%	2.01%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2011	2011	2012	2012	2012	2012

Citicorp (2)
Total	$4,049	$4,072	$3,726	$3,449	$3,539	$289.1
Ratio	1.48%	1.42%	1.31%	1.22%	1.23%

Retail Bank (2)
Total	$977	$1,040	$1,032	$1,049	$1,154	$143.2
Ratio	0.77%	0.78%	0.74%	0.76%	0.81%
North America (2)	$218	$213	$183	$215	$230	$41.5
Ratio	0.62%	0.57%	0.47%	0.54%	0.57%
EMEA	$107	$94	$92	$78	$79	$4.9
Ratio	2.49%	2.24%	2.04%	1.70%	1.61%
Latin America	$267	$289	$323	$316	$412	$27.5
Ratio	1.24%	1.22%	1.24%	1.22%	1.50%
Asia	$385	$444	$434	$440	$433	$69.3
Ratio	0.59%	0.66%	0.63%	0.65%	0.62%

Cards
Total	$3,072	$3,032	$2,694	$2,400	$2,385	$145.9
Ratio	2.08%	1.98%	1.84%	1.65%	1.63%
North America - Citi-Branded	$1,106	$1,078	$887	$744	$744	$72.2
Ratio	1.47%	1.40%	1.22%	1.02%	1.03%
North America - Retail Services	$1,205	$1,175	$995	$852	$823	$36.6
Ratio	3.18%	2.94%	2.71%	2.33%	2.25%
EMEA	$63	$59	$65	$61	$68	$2.9
Ratio	2.33%	2.19%	2.24%	2.18%	2.34%
Latin America	$398	$399	$426	$428	$416	$14.2
Ratio	3.09%	2.91%	2.98%	3.12%	2.93%
Asia	$300	$321	$321	$315	$334	$20.0
Ratio	1.59%	1.61%	1.64%	1.61%	1.67%

Citi Holdings - Local Consumer Lending (2) (3)	$5,999	$5,148	$4,598	$4,614	$4,753	$117.9
Ratio	4.35%	4.10%	3.83%	4.02%	4.34%
International	$677	$499	$519	$453	$436	$8.8
Ratio	4.57%	4.62%	5.09%	4.87%	4.95%
North America (2) (3)	$5,322	$4,649	$4,079	$4,161	$4,317	$109.1
Ratio	4.32%	4.05%	3.71%	3.93%	4.29%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$10,048	$9,220	$8,324	$8,063	$8,292	$407.0
Ratio	2.44%	2.24%	2.06%	2.03%	2.09%

(1)      The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)      The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)      The September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$34,362	$32,052	$30,115	$29,020	$27,611			$40,655	$30,115

Gross Credit (Losses) (2)	(5,217)	(4,910)	(4,771)	(4,317)	(4,638)	(7)%	11%	(18,254)	(13,726)	25%
Gross Recoveries	703	802	816	741	659	(11)%	(6)%	2,324	2,216	(5)%
Net Credit (Losses) / Recoveries (NCLs)	(4,514)	(4,108)	(3,955)	(3,576)	(3,979)	(11)%	12%	(15,930)	(11,510)	28%
NCLs (2) (3)	4,514	4,108	3,955	3,576	3,979	11%	(12)%	15,930	11,510	(28)%
Net Reserve Builds / (Releases) (3)	(1,591)	(1,411)	(194)	(616)	(868)	(41)%	45%	(7,023)	(1,678)	76%
Net Specific Reserve Builds / (Releases) (2) (3) (4)	126	(53)	(933)	(375)	(600)	(60)%	NM	222	(1,908)	NM
Provision for Loan Losses	3,049	2,644	2,828	2,585	2,511	(3)%	(18)%	9,129	7,924	(13)%
Other (5) (6) (7) (8) (9) (10)	(845)	(473)	32	(418)	(227)			(1,802)	(613)
Allowance for Loan Losses at End of Period (1) (a)	$32,052	$30,115	$29,020	$27,611	$25,916			$32,052	$25,916

Allowance for Unfunded Lending Commitments (11) (a)	$1,139	$1,136	$1,097	$1,104	$1,063			$1,139	$1,063

Provision for Unfunded Lending Commitments	$43	$(4)	$(38)	$7	$(41)			$55	$(72)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$33,191	$31,251	$30,117	$28,715	$26,979			$33,191	$26,979

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	5.07%	4.69%	4.51%	4.25%	3.97%

Allowance for Loan Losses at End of Period (1):
Citicorp	$17,613	$16,699	$16,306	$15,387	$14,828
Citi Holdings	14,439	13,416	12,714	12,224	11,088
Total Citigroup	$32,052	$30,115	$29,020	$27,611	$25,916

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(3)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to new Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses previously established related to these charge-offs.

(4)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(5)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(7)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(8)	The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(10)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)

September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, excludes $5.4 billion, $5.3 billion, $4.7 billion, $5.1 billion and $5.4 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$30,915	$28,866	$27,236	$25,963	$24,639			$35,406	$27,236

Net Credit (Losses) / Recoveries (NCLs)	(4,242)	(3,965)	(4,038)	(3,422)	(3,862)	(13)%	9%	(14,459)	(11,322)	22%
NCLs (2) (3)	4,242	3,965	4,038	3,422	3,862	13%	(9)%	14,459	11,322	(22)%
Net Reserve Builds / (Releases) (3)	(1,473)	(1,198)	(348)	(539)	(869)	(61)%	41%	(6,153)	(1,756)	71%
Net Specific Reserve Builds / (Releases) (2) (3) (4)	235	31	(929)	(384)	(425)	(11)%	NM	1,408	(1,738)	NM
Provision for Loan Losses	3,004	2,798	2,761	2,499	2,568	3%	(15)%	9,714	7,828	(19)%
Other (5) (6) (7) (8) (9) (10)	(811)	(463)	4	(401)	(246)	NM	NM	(1,795)	(643)	64%
Allowance for Loan Losses at End of Period (1) (a)	$28,866	$27,236	$25,963	$24,639	$23,099			$28,866	$23,099

Consumer Allowance for Unfunded Lending Commitments (11) (a)	$4	$3	$2	$2	$1			$4	$1

Provision for Unfunded Lending Commitments	$2	$—	$—	$—	$(1)			$5	$(1)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$28,870	$27,239	$25,965	$24,641	$23,100			$28,870	$23,100

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (12)	6.83%	6.45%	6.26%	6.04%	5.68%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,447	$3,186	$2,879	$3,057	$2,972			$5,249	$2,879

Net Credit (Losses) / Recoveries (NCL’s)	(272)	(143)	83	(154)	(117)	24%	57%	(1,471)	(188)	87%
NCLs	272	143	(83)	154	117	(24)%	(57)%	1,471	188	(87)%
Net Reserve Builds / (Releases)	(118)	(213)	154	(77)	1	NM	101%	(870)	78	NM
Net Specific Reserve Builds / (Releases)	(109)	(84)	(4)	9	(175)	NM	(61)%	(1,186)	(170)	86%
Provision for Loan Losses	45	(154)	67	86	(57)	NM	NM	(585)	96	NM
Other (4)	(34)	(10)	28	(17)	19			(7)	30
Allowance for Loan Losses at End of Period (1) (b)	$3,186	$2,879	$3,057	$2,972	$2,817			$3,186	$2,817

Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,135	$1,133	$1,095	$1,102	$1,062			$1,135	$1,102

Provision for Unfunded Lending Commitments	$41	$(4)	$(38)	$7	$(40)			$50	$(71)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,321	$4,012	$4,152	$4,074	$3,879			$4,321	$3,919

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (13)	1.52%	1.31%	1.34%	1.23%	1.14%

Notes to these tables are on the following page (page 40).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 39).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   See Note (2) on page 38.

(3)                   See Note (3) on page 38.

(4)                   The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(5)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)                   The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(7)                   The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(8)                   The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)                   The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(10)            The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)            Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)            September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 excludes $1.3 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(13)            September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 excludes $4.1 billion, $3.9 billion, $3.4 billion, $3.8 billion and $4.1 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Citicorp
Net Credit Losses	$2,632	$2,595	$2,220	$2,246	$2,173	(3)%	(17)%	$8,864	$6,639	(25)%
Credit Reserve Build / (Release)	(932)	(851)	(576)	(741)	(671)	9%	28%	(4,134)	(1,988)	52%

Global Consumer Banking
Net Credit Losses	2,545	2,423	2,278	$2,124	$2,030	(4)%	(20)%	8,417	6,432	(24)%
Credit Reserve Build / (Release)	(964)	(713)	(734)	(728)	(522)	28%	46%	(3,716)	(1,984)	47%
North America Regional Consumer Banking
Net Credit Losses	1,854	1,739	1,629	1,511	1,351	(11)%	(27)%	6,362	4,491	(29)%
Credit Reserve Build / (Release)	(955)	(785)	(841)	(814)	(519)	36%	46%	(3,396)	(2,174)	36%
Retail Banking
Net Credit Losses	65	70	62	62	72	16%	11%	232	196	(16)%
Credit Reserve Build / (Release)	9	5	(2)	(5)	37	NM	NM	18	30	67%
Citi-Branded Cards
Net Credit Losses	1,099	986	902	840	745	(11)%	(32)%	3,682	2,487	(32)%
Credit Reserve Build / (Release)	(655)	(678)	(549)	(405)	(403)	—	38%	(2,049)	(1,357)	34%
Citi Retail Services
Net Credit Losses	690	683	665	609	534	(12)%	(23)%	2,448	1,808	(26)%
Credit Reserve Build / (Release)	(309)	(112)	(290)	(404)	(153)	62%	50%	(1,365)	(847)	38%
EMEA Regional Consumer Banking
Net Credit Losses	49	28	29	14	29	NM	(41)%	144	72	(50)%
Credit Reserve Build / (Release)	(32)	3	(5)	(13)	2	NM	NM	(121)	(16)	87%
Retail Banking
Net Credit Losses	29	12	12	7	12	71%	(59)%	75	31	(59)%
Credit Reserve Build / (Release)	(20)	6	2	(9)	—	100%	100%	(61)	(7)	89%
Citi-Branded Cards
Net Credit Losses	20	16	17	7	17	NM	(15)%	69	41	(41)%
Credit Reserve Build / (Release)	(12)	(3)	(7)	(4)	2	NM	NM	(60)	(9)	85%
Latin America Regional Consumer Banking
Net Credit Losses	406	446	430	400	433	8%	7%	1,238	1,263	2%
Credit Reserve Build / (Release)	63	38	113	120	29	(76)%	(54)%	(105)	262	NM
Retail Banking
Net Credit Losses	113	142	143	135	160	19%	42%	333	438	32%
Credit Reserve Build / (Release)	76	16	87	75	37	(51)%	(51)%	30	199	NM
Citi-Branded Cards
Net Credit Losses	293	304	287	265	273	3%	(7)%	905	825	(9)%
Credit Reserve Build / (Release)	(13)	22	26	45	(8)	NM	38%	(135)	63	NM
Asia Regional Consumer Banking
Net Credit Losses	236	210	190	199	217	9%	(8)%	673	606	(10)%
Credit Reserve Build / (Release)	(40)	31	(1)	(21)	(34)	(62)%	15%	(94)	(56)	40%
Retail Banking
Net Credit Losses	91	85	65	72	81	13%	(11)%	241	218	(10)%
Credit Reserve Build / (Release)	(13)	26	12	4	(36)	NM	NM	(29)	(20)	31%
Citi-Branded Cards
Net Credit Losses	145	125	125	127	136	7%	(6)%	432	388	(10)%
Credit Reserve Build / (Release)	(27)	5	(13)	(25)	2	NM	NM	(65)	(36)	45%

Institutional Clients Group (ICG)
Net Credit Losses	87	172	(58)	122	143	17%	64%	447	207	(54)%
Credit Reserve Build / (Release)	32	(138)	158	(13)	(149)	NM	NM	(418)	(4)	99%
Securities and Banking
Net Credit Losses	70	178	(60)	97	56	(42)%	(20)%	424	93	(78)%
Credit Reserve Build / (Release)	50	(145)	135	(64)	(103)	(61)%	NM	(427)	(32)	93%
Transaction Services
Net Credit Losses	17	(6)	2	25	87	NM	NM	23	114	NM
Credit Reserve Build / (Release)	(18)	7	23	51	(46)	NM	NM	9	28	NM

Total Citicorp Provision for Loan Losses	$1,700	$1,744	$1,644	$1,505	$1,502	—	(12)%	$4,730	$4,651	(2)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						3Q12 Increase		Nine	Nine	YTD 2012 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2012	2012	2012	2Q12	3Q11	2011	2012	(Decrease)
Citi Holdings
Net Credit Losses	$1,881	$1,512	$1,734	$1,329	$1,807	36%	(4)%	$7,064	$4,870	(31)%
Credit Reserve Build / (Release)	(532)	(612)	(550)	(250)	(797)	NM	(50)%	(2,665)	(1,597)	40%
Brokerage and Asset Management
Net Credit Losses	3	—	—	—	—	—	(100)%	4	—	(100)%
Credit Reserve Build / (Release)	—	—	(1)	—	—	—	—	(3)	(1)	67%
Local Consumer Lending
Net Credit Losses	1,676	1,535	1,752	1,289	1,825	42%	9%	5,969	4,866	(18)%
Credit Reserve Build / (Release)	(255)	(426)	(520)	(186)	(760)	NM	NM	(993)	(1,466)	(48)%
Special Asset Pool
Net Credit Losses	202	(23)	(18)	40	(18)	NM	NM	1,091	4	(100)%
Credit Reserve Build / (Release)	(277)	(186)	(29)	(64)	(37)	42%	87%	(1,669)	(130)	92%

Total Citi Holdings Provision for Loan Losses	$1,349	$900	$1,184	$1,079	$1,010	(6)%	(25)%	$4,399	$3,273	(26)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,700	$1,744	$1,644	$1,505	$1,502	—	(12)%	$4,730	$4,651	(2)%

Corporate / Other	—	—	—	1	(1)	—	—	—	—	—

Total Citigroup Provision for Loan Losses	$3,049	$2,644	$2,828	$2,585	$2,511	(3)%	(18)%	$9,129	$7,924	(13)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,639	$1,246	$1,017	$724	$900	24%	(45)%
EMEA	1,748	1,293	1,194	1,169	1,054	(10)%	(40)%
Latin America	442	362	263	209	151	(28)%	(66)%
Asia	342	335	499	469	324	(31)%	(5)%
Total	$4,171	$3,236	$2,973	$2,571	$2,429	(6)%	(42)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$5,822	$5,888	$6,519	$6,403	$7,698	20%	32%
EMEA	514	387	397	371	379	2%	(26)%
Latin America	998	1,107	1,178	1,158	1,275	10%	28%
Asia	480	450	474	414	409	(1)%	(15)%
Total (3)	$7,814	$7,832	$8,568	$8,346	$9,761	17%	25%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$764	$23	$7	$12	$9	(25)%	(99)%
Global Consumer Banking	46	48	41	35	38	9%	(17)%
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	442	393	356	329	326	(1)%	(26)%
Special Asset Pool	92	87	162	155	91	(41)%	(1)%
Corporate/Other	13	15	14	10	10	—	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$1,357	$566	$580	$541	$474	(12)%	(65)%

OREO By Region:
North America	$1,222	$441	$392	$366	$315	(14)%	(74)%
EMEA	79	73	139	127	111	(13)%	41%
Latin America	56	51	48	48	48	—	(14)%
Asia	—	1	1	—	—	—	—
Total	$1,357	$566	$580	$541	$474	(12)%	(65)%

Other Repossessed Assets (6)	$24	$1	$1	$2	$1	(50)%	(96)%

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$4,171	$3,236	$2,973	$2,571	$2,429	(6)%	(42)%
Consumer Non-Accrual Loans	7,814	7,832	8,568	8,346	9,761	17%	25%
Non-Accrual Loans (NAL)	11,985	11,068	11,541	10,917	12,190	12%	2%
OREO	1,357	566	580	541	474	(12)%	(65)%
Other Repossessed Assets	24	1	1	2	1	(50)%	(96)%
Non-Accrual Assets (NAA)	$13,366	$11,635	$12,122	$11,460	$12,665	11%	(5)%

NAL as a % of Total Loans	1.88%	1.71%	1.78%	1.67%	1.85%
NAA as a % of Total Assets	0.69%	0.62%	0.62%	0.60%	0.66%

Allowance for Loan Losses as a % of NAL	267%	272%	251%	253%	213%

(1)          Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          The first quarter of 2012 increase in non-accrual consumer loans in North America was attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage was delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflected regulatory guidance that was issued on January 31, 2012.

(4)          The third quarter of 2012 includes approximately $1.5 billion in loans that are now classified as non-accrual loans related to new OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012.  See Note 3 on page 38.

(5)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,243	$921	$790	$569	$758	33%	(39)%
EMEA	957	694	748	804	718	(11)%	(25)%
Latin America	361	294	203	193	147	(24)%	(59)%
Asia	300	308	472	448	305	(32)%	2%
Total	$2,861	$2,217	$2,213	$2,014	$1,928	(4)%	(33)%

Consumer Non-Accrual Loans By Region (2)
North America	$345	$345	$390	$450	$507	13%	47%
EMEA	76	84	94	88	98	11%	29%
Latin America	959	1,061	1,130	1,110	1,228	11%	28%
Asia	323	311	348	338	329	(3)%	2%
Total	$1,703	$1,801	$1,962	$1,986	$2,162	9%	27%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$764	$23	$7	$12	$9	(25)%	(99)%
Global Consumer Banking	46	48	41	35	38	9%	(17)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$810	$71	$48	$47	$47	—	(94)%

OREO By Region:
North America	$766	$30	$15	$12	$13	8%	(98)%
EMEA	10	9	5	9	6	(33)%	(40)%
Latin America	34	31	27	26	28	8%	(18)%
Asia	—	1	1	—	—	—	—
Total	$810	$71	$48	$47	$47	—	(94)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,861	$2,217	$2,213	$2,014	$1,928	(4)%	(33)%
Consumer Non-Accrual Loans	1,703	1,801	1,962	1,986	2,162	9%	27%
Non-Accrual Loans (NAL)	4,564	4,018	4,175	4,000	4,090	2%	(10)%
OREO	810	71	48	47	47	—	(94)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,374	$4,089	$4,223	$4,047	$4,137	2%	(23)%

NAA as a % of Total Assets	0.38%	0.30%	0.30%	0.28%	0.28%

Allowance for Loan Losses as a % of NAL	386%	416%	391%	385%	363%

N/A    Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)               Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)               Excludes SOP 3-03 purchased distressed loans.

(3)               Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)               Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)               There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						3Q12 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2011	2011	2012	2012	2012	2Q12	3Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$396	$325	$227	$155	$142	(8)%	(64)%
EMEA	791	599	446	365	336	(8)%	(58)%
Latin America	81	68	60	16	4	(75)%	(95)%
Asia	42	27	27	21	19	(10)%	(55)%
Total	$1,310	$1,019	$760	$557	$501	(10)%	(62)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$5,477	$5,543	$6,129	$5,953	$7,191	21%	31%
EMEA	438	303	303	283	281	(1)%	(36)%
Latin America	39	46	48	48	47	(2)%	21%
Asia	157	139	126	76	80	5%	(49)%
Total (3)	$6,111	$6,031	$6,606	$6,360	$7,599	19%	24%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—	—
Local Consumer Lending	442	393	356	329	326	(1)%	(26)%
Special Asset Pool	92	87	162	155	91	(41)%	(1)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$534	$480	$518	$484	$417	(14)%	(22)%

OREO By Region:
North America	$443	$396	$363	$344	$292	(15)%	(34)%
EMEA	69	64	134	118	105	(11)%	52%
Latin America	22	20	21	22	20	(9)%	(9)%
Asia	—	—	—	—	—	—	—
Total	$534	$480	$518	$484	$417	(14)%	(22)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,310	$1,019	$760	$557	$501	(10)%	(62)%
Consumer Non-Accrual Loans	6,111	6,031	6,606	6,360	7,599	19%	24%
Non-Accrual Loans (NAL)	7,421	7,050	7,366	6,917	8,100	17%	9%
OREO	534	480	518	484	417	(14)%	(22)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$7,955	$7,530	$7,884	$7,401	$8,517	15%	7%

NAA as a % of Total Assets	3.22%	3.35%	3.77%	3.87%	4.98%

Allowance for Loan Losses as a % of NAL	195%	190%	173%	177%	137%

N/A    Not Available at the Citi Holdings level.  See “Non-Accrual Assets - Page 1” (on page 43) for total Citigroup balances.

(1)               Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)               Excludes SOP 3-03 purchased distressed loans.

(3)               See Note 3 on page 43.

(4)               See Note 4 on page 43.

(5)               Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)               Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)               There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	3Q	4Q	1Q	2Q	3Q
	2011	2011	2012	2012	2012

Tangible Book Value Per Share (page 1):

Total Common Equity	$177,060	$177,494	$181,508	$183,599	$186,465
Less:
Goodwill - as reported	25,496	25,413	25,810	25,483	25,932
Intangible Assets (Other than MSRs) - as reported	6,800	6,600	6,413	6,156	5,963

Net Deferred Taxes - Related to Goodwill and Intangible Assets	47	44	41	38	35
Tangible Common Equity	$144,717	$145,437	$149,244	$151,922	$154,535
Common Shares Outstanding, at period end	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5
Tangible Book Value Per Share	$49.50	$49.74	$50.90	$51.81	$52.70

Reclassified to conform to the current period’s presentation.